                                       GG2

                      Structural and Collateral Term Sheet
                          $2,466,182,000 (Approximate)

                      GS MORTGAGE SECURITIES CORPORATION II
                                  AS DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-GG2

                         Goldman Sachs Mortgage Company
                   Greenwich Capital Financial Products, Inc.
                         Commerzbank AG, New York Branch
                              Mortgage Loan Sellers

                     Wells Fargo Bank, National Association
                                 Master Servicer

                              Lennar Partners, Inc.
                                Special Servicer

                                  July 21, 2004


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[RBS GREENWICH CAPITAL LOGO]                                GOLDMAN, SACHS & CO.
                          Co-Lead Bookrunning Managers

BANC OF AMERICA SECURITIES LLC                        CREDIT SUISSE FIRST BOSTON
MORGAN STANLEY                                               WACHOVIA SECURITIES

GSMS 2004-GG2
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                                 APPROX.   APPROX. % OF    WEIGHTED                      ASSUMED FINAL
                                                  CREDIT   CUT-OFF DATE  AVERAGE LIFE     PRINCIPAL    DISTRIBUTION DATE
   CLASS    MOODY'S   S&P  CERTIFICATE BALANCE   SUPPORT     BALANCE          (1)         WINDOW (1)          (1)         RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------
    A-1       Aaa     AAA       $50,000,000      13.250%        1.896%       1.209      09/04 - 11/06        11/06           (4)
------------------------------------------------------------------------------------------------------------------------------------
    A-2       Aaa     AAA      $100,000,000      13.250%        3.791%       3.611      11/06 - 05/09        05/09           (4)
------------------------------------------------------------------------------------------------------------------------------------
    A-3       Aaa     AAA      $352,000,000      13.250%       13.345%       4.837      05/09 - 10/09        10/09           (4)
------------------------------------------------------------------------------------------------------------------------------------
    A-4       Aaa     AAA      $209,000,000      13.250%        7.924%       6.457      10/09 - 09/11        09/11           (4)
------------------------------------------------------------------------------------------------------------------------------------
    A-5       Aaa     AAA      $174,000,000      13.250%        6.597%       8.488      09/11 - 11/13        11/13           (4)
------------------------------------------------------------------------------------------------------------------------------------
    A-6       Aaa     AAA    $1,403,142,000      13.250%       53.197%       9.726      11/13 - 08/14        08/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
     B        Aa2     AA        $65,940,000      10.750%        2.500%       9.994       8/14 - 08/14        08/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
     C        Aa3     AA-       $29,674,000       9.625%        1.125%       9.994       8/14 - 08/14        08/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
     D        A2       A        $52,752,000       7.625%        2.000%       9.994       8/14 - 08/14        08/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
     E        A3      A-        $29,674,000       6.500%        1.125%      10.028       8/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                                 APPROX.   APPROX. % OF    WEIGHTED                      ASSUMED FINAL
                               CERTIFICATE        CREDIT   CUT-OFF DATE  AVERAGE LIFE     PRINCIPAL    DISTRIBUTION DATE
   CLASS    MOODY'S   S&P        BALANCE         SUPPORT     BALANCE          (1)         WINDOW (1)          (1)         RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------
   F (2)     Baa1    BBB+       $26,376,000       5.500%        1.000%     10.078      09/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
   G (2)     Baa2     BBB       $23,079,000       4.625%        0.875%     10.078      09/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
   H (2)     Baa3    BBB-       $29,674,000       3.500%        1.125%     10.078      09/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
   J (2)      Ba1     BB+        $6,594,000       3.250%        0.250%     10.078      09/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
   K (2)      Ba2     BB        $13,188,000       2.750%        0.500%     10.078      09/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
   L (2)      Ba3     BB-       $13,188,000       2.250%        0.500%     10.078      09/14 - 09/14        09/14           (4)
------------------------------------------------------------------------------------------------------------------------------------
   M (2)      B1      B+         $9,891,000       1.875%        0.375%     10.132      09/14 - 05/15        05/15           (4)
------------------------------------------------------------------------------------------------------------------------------------
   N (2)      B2       B         $6,594,000       1.625%        0.250%     10.744      05/15 - 05/15        05/15           (4)
------------------------------------------------------------------------------------------------------------------------------------
   O (2)      B3      B-         $9,891,000       1.250%        0.375%     11.751      05/15 - 07/16        07/16           (4)
------------------------------------------------------------------------------------------------------------------------------------
   P (2)      NR      NR        $32,970,984       0.000%        1.250%     12.199      07/16 - 08/19        08/19           (4)
------------------------------------------------------------------------------------------------------------------------------------
X-P (2, 3)    Aaa     AAA               N/A        N/A           N/A            N/A            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
X-C (2, 3)    Aaa     AAA    $2,637,627,984        N/A           N/A            N/A            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS - Yield Considerations" in the prospectus supplement.
(2) Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
(3) The class X-P and class X-C certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X-P and class X-C certificates as described in the prospectus supplement. The interest rate applicable to each component of the class X-P and class X-C certificates for each payment date will equal the rate specified in the prospectus supplement.
(4) The pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above or (iv) the rate described in clause (ii) above less a specified percentage.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS (1)
Initial mortgage pool balance ...................................................................................     $2,637,627,984
Number of mortgage loans ........................................................................................                144
Number of mortgaged properties ..................................................................................                144
Percentage of investment grade shadow rated loans (2) ...........................................................              21.9%
Weighted average underwritten debt service coverage ratio (3) ...................................................              1.57x
Weighted average cut-off date loan-to-value ratio (3) ...........................................................             68.27%
Average cut-off date principal ..................................................................................        $18,316,861
Weighted average mortgage interest ..............................................................................             5.633%
Percentage of initial pool balance of mortgage loans secured by mortgaged real properties occupied
   by a single tenant (certain of such single tenants may have one or more sub-tenants at such properties) ......               4.3%

(1) Unless otherwise noted, references in this term sheet include the senior pari passu companion loan in the trust secured by the Grand Canal Shoppes at the Venetian Property, Garden State Plaza Property, 111 Eighth Avenue Property and 237 Park Avenue Property, do not include the related senior pari passu companion loan that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, the related subordinate companion loan.
(2) S&P and Moody's have confirmed that these loans, in the context of their inclusion in the trust, have credit characteristics consistent with that of an obligation rated investment grade.
(3) For the purpose of calculating underwritten debt service coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu companion loan that is not in the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

--------------------------------------------------------------------------------
TEN LARGEST LOANS

                               CUT-OFF DATE  % OF INITIAL                                                 CUT-OFF
                                 PRINCIPAL   MORTGAGE POOL  PROPERTY     PROPERTY   LOAN BALANCE         DATE LTV    SHADOW RATINGS
          LOAN NAME             BALANCE ($)    BALANCE         TYPE         SIZE    PER SF/ROOM   DSCR   RATIO (%) (MOODYS /S&P) (1)
------------------------------------------------------------------------------------------------------------------------------------
Grand Canal Shoppes            $189,548,779       7.2%        Retail       536,890      $793      1.68x    50.79%       A3 / A
Daily News Building             154,000,000       5.8%        Office     1,102,147      $140      2.21     46.67      Baa2 / BBB
1441 Broadway                   132,647,486       5.0%        Office       460,356      $288      1.33     75.80
Garden State Plaza              130,000,000       4.9%        Retail     1,470,454      $354      2.36     53.21        A2 / AA
Stony Point Fashion Park        114,910,606       4.4%        Retail       382,636      $300      1.34     71.82
1410 Broadway                    97,839,965       3.7%        Office       357,139      $274      1.24     78.90
Destin Commons                   84,759,743       3.2%        Retail       480,150      $177      1.48     79.21
111 Eighth Avenue                80,000,000       3.0%        Office     2,941,646      $153      2.08     56.25       Baa2 / A+
Town & Country Resort            71,500,000       2.7%      Hospitality        966   $74,017      1.51     64.59
Mall at Barnes Crossing          68,000,000       2.6%        Retail       583,887      $116      1.29     80.00
                             --------------      ----
TOTAL/WTD. AVG.              $1,123,206,579      42.6%                                            1.70X    63.24%
------------------------------------------------------------------------------------------------------------------------------------

(1) S&P and Moody's have confirmed that these loans, in the context of their inclusion in the trust, have credit characteristics consistent with that of an obligation rated investment grade.

PROPERTY TYPES

                        NUMBER OF MORTGAGED   AGGREGATE CUT-OFF DATE   % OF INITIAL MORTGAGE                  WTD. AVG. CUT-OFF DATE
     PROPERTY TYPE           PROPERTIES       PRINCIPAL BALANCE ($)        POOL BALANCE       WTD. AVG. DSCR       LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------
Retail                             58                $1,173,372,898           44.5%                 1.57x             67.84%
Office                             46                 1,037,654,717           39.3%                 1.59              68.22
Multifamily                        21                   191,407,031            7.3%                 1.50              69.39
Hospitality                         2                    80,125,000            3.0%                 1.51              65.12
Industrial                         10                    78,380,438            3.0%                 1.78              66.61
Mixed Use                           1                    47,955,354            1.8%                 1.26              77.53
Other                               2                    14,120,046            0.5%                 1.22              76.32
Mobile Home Park                    3                    10,862,500            0.4%                 1.31              81.59
Self-Storage                        1                     3,750,000            0.1%                 1.52              74.26
                                  ---                --------------          -----
TOTAL/WTD. AVG.                   144                $2,637,627,984          100.0%                 1.57X             68.27%
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS

                        NUMBER OF MORTGAGED   AGGREGATE CUT-OFF DATE   % OF INITIAL MORTGAGE                  WTD. AVG. CUT-OFF DATE
   PROPERTY LOCATION         PROPERTIES       PRINCIPAL BALANCE ($)        POOL BALANCE       WTD. AVG. DSCR       LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------
New York                            8                  $567,465,832           21.5%                 1.69x             63.64%
California                         31                   434,434,914           16.5%                 1.51              68.17
Nevada                              7                   218,292,368            8.3%                 1.66              53.57
Virginia                            3                   165,750,118            6.3%                 1.33              73.28
Florida                             9                   136,588,047            5.2%                 1.46              77.10
New Jersey                          1                   130,000,000            4.9%                 2.36              53.21
Georgia                            10                   123,632,269            4.7%                 1.61              71.93
Texas                              16                   107,857,915            4.1%                 1.49              73.96
Other (1)                          59                   753,606,521           28.6%                 1.41              74.56
                                  ---                --------------          -----
TOTAL/WTD. AVG.                   144                $2,637,627,984          100.0%                 1.57X             68.27%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Includes 20 states and the District of Columbia

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                                                                PERCENTAGE OF
                                                                   AGGREGATE
 RANGE OF CUT-OFF DATE         NUMBER OF       CUT-OFF DATE        CUT-OFF
 BALANCES ($)                MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
534,283 - 999,999                    1                $534,283        0.0%
1,000,000 - 1,999,999                5               7,532,888        0.3
2,000,000 - 2,999,999               12              31,654,438        1.2
3,000,000 - 3,999,999               14              48,277,092        1.8
4,000,000 - 5,999,999               24             122,417,213        4.6
6,000,000 - 7,999,999               15             105,546,804        4.0
8,000,000 - 9,999,999               21             187,301,053        7.1
10,000,000 - 14,999,999             10             124,929,285        4.7
15,000,000 - 19,999,999             12             194,927,227        7.4
20,000,000 - 29,999,999             11             264,162,435       10.0
30,000,000 - 39,999,999              2              70,050,000        2.7
40,000,000 - 49,999,999              5             228,755,354        8.7
50,000,000 - 99,999,999              7             530,433,042       20.1
100,000,000 - 149,999,999            3             377,558,092       14.3
150,000,000 - 189,548,779            2             343,548,779       13.0
                                   ---          --------------      -----
TOTAL                              144          $2,637,627,984      100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF DSCR
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
                               NUMBER OF        CUT-OFF DATE        CUT-OFF
 RANGE OF DSCR (X)           MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
1.17 - 1.19                          2             $18,294,845          0.7%
1.20 - 1.29                         25             551,404,774         20.9
1.30 - 1.39                         28             607,784,434         23.0
1.40 - 1.49                         28             322,226,914         12.2
1.50 - 1.59                         23             312,174,669         11.8
1.60 - 1.69                         14             280,761,420         10.6
1.70 - 1.79                          7              79,654,023          3.0
1.80 - 1.89                          4              15,584,496          0.6
1.90 - 1.99                          2              13,023,958          0.5
2.00 - 2.29                          6             256,037,831          9.7
2.30 - 2.79                          4             169,880,620          6.4
2.80 - 3.49                          1              10,800,000          0.4
                                   ---          --------------        -----
TOTAL                              144          $2,637,627,984        100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF AMORTIZATION TYPE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
                               NUMBER OF       CUT-OFF DATE         CUT-OFF
 AMORTIZATION TYPE           MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
Amortizing                          93          $1,512,419,651        57.3%
Interest Only, Then                 41             918,543,333        34.8
Interest Only                        9             191,665,000         7.3
Fully Amortizing                     1              15,000,000         0.6
                                   ---          --------------       -----
  TOTAL                            144          $2,637,627,984       100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF LOCKBOXES
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
                               NUMBER OF       CUT-OFF DATE      CUT-OFF DATE
 LOCKBOX TYPE                MORTGAGE LOANS       BALANCE          BALANCE
--------------------------------------------------------------------------------
Hard                                35          $1,393,177,935        52.6%
Soft                                 5             257,087,451         9.7
--------------------------------------------------------------------------------

DISTRIBUTION OF LTV RATIOS AT CUT-OFF DATE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                  AGGREGATE
                             NUMBER OF        CUT-OFF DATE         CUT-OFF
 RANGE OF LTV (%)          MORTGAGE LOANS        BALANCE         DATE BALANCE
--------------------------------------------------------------------------------
35.70 - 49.99                      6            $202,053,452          7.7%
50.00 - 54.99                      8             352,889,335         13.4
55.00 - 59.99                      6              97,193,059          3.7
60.00 - 64.99                     12             256,621,219          9.7
65.00 - 69.99                     19             198,801,216          7.5
70.00 - 74.99                     28             327,534,334         12.4
75.00 - 79.99                     52           1,010,171,069         38.3
80.00 - 87.52                     13             192,364,301          7.3
                                 ---          --------------        -----
  TOTAL                          144          $2,637,627,984        100.0%
--------------------------------------------------------------------------------


DISTRIBUTION OF MORTGAGE INTEREST RATE (%)
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
 RANGE OF MORTGAGE RATES       NUMBER OF        CUT-OFF DATE        CUT-OFF
 (%)                         MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
4.280% - 4.500%                      6            $181,559,000          6.9%
4.501% - 5.000%                      8             425,525,356         16.1
5.001% - 5.500%                     30             365,930,307         13.9
5.501% - 6.000%                     63             951,585,587         36.1
6.001% - 6.500%                     27             622,424,168         23.6
6.501% - 7.000%                      8              66,728,567          2.5
7.001% - 7.500%                      1              15,250,000          0.6
7.501% - 7.600%                      1               8,625,000          0.3
                                   ---          --------------        -----
TOTAL                              144          $2,637,627,984        100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
 RANGE OF ORIGINAL TERMS       NUMBER OF       CUT-OFF DATE        CUT-OFF
 TO MATURITY (MOS)           MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
59-60                               15            $371,471,352        14.1%
61 - 96                              8             155,308,888         5.9
97 - 108                             6              88,261,944         3.3
109 - 119                            2             268,910,606        10.2
120 - 120                          108           1,680,585,683        63.7
121 - 180                            5              73,089,511         2.8
                                   ---          --------------       -----
  TOTAL                            144          $2,637,627,984       100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
 RANGE OF REMAINING TERMS      NUMBER OF       CUT-OFF DATE        CUT-OFF
 TO MATURITY (MOS)           MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
43 - 60                             15            $371,471,352        14.1%
61 - 96                              8             155,308,888         5.9
97 - 108                             6              88,261,944         3.3
109 - 119                           85           1,590,378,789        60.3
120 - 120                           26             366,117,500        13.9
121 - 180                            4              66,089,511         2.5
                                   ---          --------------       -----
  TOTAL                            144          $2,637,627,984       100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------
                                                                PERCENTAGE OF
                                                                  AGGREGATE
 RANGE OF REMAINING            NUMBER OF       CUT-OFF DATE        CUT-OFF
 AMORTIZATION TERMS (MOS)    MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
Interest Only                        9            $191,665,000         7.3%
155 - 299                           12              74,547,237         2.8
300 -349                            11             315,484,546        12.0
350 - 360                          112           2,055,931,201        77.9
                                   ---          --------------       -----
  TOTAL                            144          $2,637,627,984       100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
                                NUMBER OF       CUT-OFF DATE        CUT-OFF
 PREPAYMENT PROVISIONS       MORTGAGE LOANS       BALANCE        DATE BALANCE
 Defeasance                         127         $2,512,827,907        95.3%
 Greater of Yield                    16            120,100,077         4.6
 Defeasance/Declining Fee             1              4,700,000         0.2
                                    ---         --------------       -----
  TOTAL                             144         $2,637,627,984       100.0%
--------------------------------------------------------------------------------

DISTRIBUTION OF ESCROW TYPES
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                                                                   AGGREGATE
                               NUMBER OF        CUT-OFF DATE        CUT-OFF
 ESCROW TYPE (1)             MORTGAGE LOANS       BALANCE        DATE BALANCE
--------------------------------------------------------------------------------
 TI/LC (2)                          64          $1,271,769,984        54.1%
 Real Estate Tax                   108           1,736,133,294        65.8
 Insurance                          98           1,688,669,491        64.0
 Replacement Reserve               103           1,577,971,062        59.8
--------------------------------------------------------------------------------
(1) Includes initial and ongoing reserves and escrows.
(2) The statistical information for the TI/LC Reserve percentage of initial mortgage pool balance does not include mortgage loans secured by multifamily, hospitality, mobile home park, or self-storage properties.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

The table below identifies each of the mortgage loans included in the trust and its corresponding companion loan.

                                                             LOAN GROUPS

                                                                       SUBORDINATE                CONTROLLING               INITIAL
                            ORIGINAL                   AGGREGATE        COMPANION    PARI PASSU    POOLING &     INITIAL    SPECIAL
                            PRINCIPAL  % OF INITIAL    COMPANION           LOAN    COMPANION LOAN  SERVICING     PRIMARY   SERVICER
         MORTGAGE LOAN    LOAN BALANCE POOL BALANCE  LOAN BALANCE        BALANCE      BALANCE     AGREEMENT(3) SERVICER(4)    (5)
         -------------    -------------------------  ------------        -------      -------     ------------------------    ---
Grand Canal Shoppes at
  the Venetian........... $190,000,000     7.2%    $237,000,000(1)         NA       $237,000,000    2004-GG2   Wells Fargo   Lennar
Daily News Building...... $154,000,000     5.8%    $56,000,000        $56,000,000         NA        2004-GG2   Wells Fargo   Lennar
1441 Broadway............ $133,000,000     5.0%     $6,981,447         $6,981,447         NA        2004-GG2   Wells Fargo   Lennar
Garden State Plaza....... $130,000,000     4.9%    $390,000,000(1)         NA       $390,000,000  LBUBS 2004C4   Midland     Lennar
111 Eighth Avenue........  $80,000,000     3.0%    $420,000,000(1)(2) $50,000,000   $370,000,000    2004-GG1     Wachovia    Lennar
237 Park Avenue..........  $67,333,333     2.6%    $230,666,667(1)         NA       $230,666,667    GCCFC C2     Wachovia    Lennar
Waterfront Plaza.........  $61,000,000     2.3%     $6,600,000         $6,600,000         NA        2004-GG2   Wells Fargo   Lennar
Mercado Santa Clara......  $32,800,000     1.2%     $2,000,000         $2,000,000         NA        2004-GG2   Wells Fargo   Lennar
700 Westpark Office......   $9,800,000     0.4%       $650,000           $650,000         NA        2004-GG2   Wells Fargo   Lennar
Hazel Gardens Apartments.   $5,950,000     0.2%       $250,000           $250,000         NA        2004-GG2   Wells Fargo   Lennar

(1)  Comprised of multiple pari passu mortgage notes.
(2) This figure represents multiple pari passu mortgage loans in the aggregate original principal amount of $370,000,000 and two subordinate mortgage loans in the aggregate original principal amount of $50,000,000.
(3) 2004-GG2 refers to the pooling and servicing agreement for this transaction. LBUBS 2004C4 refers to the pooling and servicing agreement entered into in connection with the Structured Asset Securities Corporation II, as depositor, LB-UBS Commercial Mortgage Trust Series 2004-C4. GCCFC C2 refers to the pooling and servicing agreement entered into in connection with the Greenwich Capital Commercial Funding Corp., as depositor, Commercial Mortgage Pass-Through Certificates, Series 2003-C2. 2004-GG1 refers to the pooling and servicing agreement entered into in connection with the Greenwich Capital Commercial Funding Corp., as depositor, Commercial Mortgage Pass-Through Certificates, Series 2004-GG1.
(4) Wells Fargo refers to Wells Fargo Bank, National Association, Midland refers to Midland Loan Services, Inc. and Wachovia refers to Wachovia Bank, National Association.
(5)  Lennar refers to Lennar Partners, Inc.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.
                                     - 5 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
MORTGAGE POOL PREPAYMENT PROFILE

------------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL POOL
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                        SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER    SEPTEMBER   SEPTEMBER    SEPTEMBER    SEPTEMBER
RESTRICTIONS                        2004        2005        2006        2007         2008        2009          2010        2011
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00%     100.00%      97.24%      95.94%       95.93%      92.21%       91.71%       95.77%
(greater than) of YM or 1%            0.00%       0.00%       2.76%       3.88%        3.88%       4.89%        5.03%        3.99%
Percentage Penalty                    0.00%       0.00%       0.00%       0.18%        0.19%       0.21%        0.22%        0.24%
------------------------------------------------------------------------------------------------------------------------------------
Open                                  0.00%       0.00%       0.00%       0.00%        0.00%       2.68%        3.05%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00%     100.00%     100.00%     100.00%      100.00%     100.00%      100.00%      100.00%
Balance of Mortgage Loans ($mm)    2,637.63    2,617.35    2,592.96    2,560.52     2,522.62    2,197.56     2,103.39     1,926.76
% OF CUT-OFF BALANCE                100.00%      99.23%      98.31%      97.08%       95.64%      83.32%       79.75%       73.05%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                        SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER    SEPTEMBER   SEPTEMBER    SEPTEMBER    SEPTEMBER
RESTRICTIONS                        2012        2013        2014        2015         2016        2017          2018        2019
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance              95.72%      87.58%      24.03%     100.00%      100.00%     100.00%      100.00%        0.00%
(greater than) of YM or 1%            4.00%       4.17%       3.80%       0.00%        0.00%       0.00%        0.00%        0.00%
Percentage Penalty                    0.00%       0.00%       0.00%       0.00%        0.00%       0.00%        0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
Open                                  0.28%       8.26%      72.18%       0.00%        0.00%       0.00%        0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00%     100.00%     100.00%     100.00%      100.00%     100.00%      100.00%        0.00%
Balance of Mortgage Loans ($mm)     1885.34    1,770.15      183.49       42.10         8.85        2.89         1.56         0.00
% OF CUT-OFF BALANCE                 71.48%      67.11%       6.96%       1.60%        0.34%       0.11%        0.06%        0.00%
------------------------------------------------------------------------------------------------------------------------------------

1. Table calculated using modeling assumptions as described in the prospectus supplement.
2.   Differences in totals may exist due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.
                                     - 6 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE                  Sequential Pay REMIC

CUT-OFF DATE                August 2004. All mortgage loan characteristics are
                            based on balances as of the cut-off date after application of all payments due on or before such date (whether or not received). All percentages presented herein are approximate.

MORTGAGE POOL               The mortgage pool consists of 144 mortgage loans
                            with an aggregate cut-off date balance of $2,637,627,984, subject to a variance

MORTGAGE LOAN SELLERS       Goldman Sachs Mortgage Company, Greenwich Capital
                            Financial Products, Inc. and Commerzbank AG, New
                            York Branch

UNDERWRITERS                Greenwich Capital Markets, Inc. and Goldman, Sachs &
                            Co. as Co-Lead Bookrunning Managers Banc of America
                            Securities LLC, Credit Suisse First Boston LLC,
                            Morgan Stanley & Co. Incorporated and Wachovia
                            Capital Markets LLC as Co-Managers TRUSTEE LaSalle
                            Bank National Association

FISCAL AGENT                ABN AMRO Bank N.V.

MASTER SERVICER             Wells Fargo Bank, National Association

SPECIAL SERVICER            Lennar Partners, Inc.

RATING AGENCIES             Moody's Investors Service, Inc. and Standard and
                            Poor's Ratings Services, a division of The
                            McGraw-Hill Companies, Inc.

DENOMINATIONS               $10,000 minimum for the offered certificates.

CLOSING DATE                On or about August 12, 2004

SETTLEMENT TERMS            Book-entry through DTC for all offered certificates.

DETERMINATION DATE          The sixth day of each month, or if such sixth day is
                            not a business day, the next succeeding business day.

DISTRIBUTION DATE           The tenth day of each month, or if such tenth day
                            is not a business day, the next succeeding business day, provided that the distribution date will be at least four business days following the determination date.

INTEREST DISTRIBUTIONS      Each class of offered certificates will be entitled
                            on each distribution date to interest accrued at its pass-through rate for that distribution date on the outstanding certificate balance of the class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each distribution date, to the extent of available funds, in sequential order of class designations with class A-1, A-2, A-3, A-4, A-5, A-6, X-P and X-C ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS     Distributions will be distributed on each
                            distribution date, to the extent of available funds, to the class of sequential pay certificates outstanding with the earliest alphabetical/numerical class designation until its certificate balance is reduced to zero. If, due to losses, the certificate balances of the class B through class P certificates are reduced to zero, payments of principal to the class A-1, A-2, A-3, A-4, A-5 and A-6 certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class P, class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C and class B certificates, in that order, and then, pro rata, to the class A-1, class A-2, class A-3, class A-4, class A-5, and class A-6 certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS AND     Any prepayment premiums or yield maintenance charges
YIELD MAINTENANCE CHARGES   collected will be distributed to certificateholders
                            on the distribution date following the prepayment.
                            On each distribution date, the holders of any class of offered certificates and class F, class G and class H certificates that are then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of the prepayment premiums or yield maintenance charges net of workout fees and liquidation fees payable from it, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that payment date, and the denominator of which is the Total Principal Payment
                            Amount for that payment date. The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed 100% to the holders of the class
                            X-C certificates.

ADVANCES The master servicer and, if it fails to do so, the trustee and, if it fails to do so, the fiscal agent will be obligated to make P&I advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that those advances are not deemed non-recoverable and in the case of P&I advances subject to any appraisal reductions that may occur. For some of the mortgage loans that are part of a split loan structure, the master servicer or special servicer of another securitization may make servicing and P&I advances for the loans included in our trust.

APPRAISAL REDUCTIONS        An appraisal reduction generally will be created in
                            the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves
                            (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist, which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION        The master servicer, the special servicer and
                            certain certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance.
                            The purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses, as described in the prospectus supplement. In addition, after the certificate balance of the class A-1 through class E certificates has been reduced to zero, the trust may also be terminated, subject to the consent of the master servicer (in its sole discretion), if all of the remaining series 2004-GG2 certificates (excluding class R and class LR) are held by a single certificateholder, that certificateholder may exchange all of the then outstanding series 2004-GG2 certificates (excluding class R and class LR) for the mortgage loans remaining in the trust.

CONTROLLING CLASS           The class of sequential pay certificates (a) which
                            bears the latest alphabetical class designation
                            (other than the class X-P, class X-C, class R and class LR certificates) and (b) which has a certificate balance greater than 25% of its original certificate balance provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation
                            (other than the class X-P, class X-C, class R and class LR certificates); provided, further, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan may have certain consultation or approval rights with respect to servicing matters, as described in the prospectus supplement.

TENANTS References in this term sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be an actual party to that lease. The rated parent may not guarantee the lease.

                            ERISA The offered certificates are expected to be ERISA eligible.

SMMEA The class A-1, A-2, A-3, A-4, A-5, A-6, B and C certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------







          [PICTURE OMITTED]                       [PICTURE OMITTED]







          [PICTURE OMITTED]                       [PICTURE OMITTED]








          [PICTURE OMITTED]                       [PICTURE OMITTED]







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------












                                 [MAP OMITTED]













This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                          Las Vegas, Nevada
Property Type                                                             Retail
Size (sf)                                                                536,890
Percentage Occupancy as of May 17, 2004                                    98.1%
Year Built                                                                  1999
Appraisal Value                                                     $766,000,000
Underwritten Occupancy                                                     95.0%
Underwritten Revenues                                                $60,543,181
Underwritten Total Expenses                                          $18,859,673
Underwritten Net Operating Income (NOI)                              $41,683,508
Underwritten Net Cash Flow (NCF)                                     $41,156,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
Originator                                                                Archon
Cut-off Date Principal Balance(1)                                   $189,548,779
Cut-off Date Principal Balance PSF/Unit                                  $793.43
Percentage of Initial Mortgage Pool Balance                                7.19%
Number of Mortgage Loans                                                       1
Type of Security                                                 Fee & Leasehold
Mortgage Rate                                                              4.78%
Original Term to Maturity (Months)                                            59
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                     50.79
LTV Ratio at Maturity                                                      51.32
Underwritten DSCR on NOI                                                    1.70
Underwritten DSCR on NCF                                                    1.68
Shadow Rating(2)                                                        "A"/"A3"
--------------------------------------------------------------------------------

(1) The $190,000,000 loan represents a 44.5% interest in a $427,000,000 loan. The LTV, DSCR and debt service in this table are based on the total $427,000,000 financing net of the $37,000,000 guarantee. The Cut-Off Date LTV (including the $37,000,000 guarantee) is 55.61%. The DSCR inclusive of the guarantee is 1.53x.

(2) S&P and Moody's have confirmed that the Grand Canal Shoppes at the Venetian Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A" by S&P, and"A3" by Moody's.

     o THE LOAN. The mortgage loan (the "GRAND CANAL SHOPPES AT THE VENETIAN LOAN") is evidenced by two notes, each of which is secured by a first mortgage encumbering the regional mall located at 3355 Las Vegas Blvd S, Las Vegas, Nevada and a leasehold interest in certain property located within the Venetian Hotel (the "GRAND CANAL SHOPPES AT THE VENETIAN PROPERTY"). The Grand Canal Shoppes at the Venetian Loan represents approximately 7.19% of the initial mortgage pool balance. The Grand Canal Shoppes at the Venetian Loan was originated on May 17, 2004 by Archon Financial, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company, and is now jointly owned by Goldman Sachs Mortgage Company and Commerzbank AG, New York Branch, each having a 76.6% and 23.4% interest, respectively, in the Grand Canal Shoppes at the Venetian Loan. The Grand Canal Shoppes at the Venetian Loan had an original principal balance of $190,000,000 and a principal balance as of the cut-off date of $189,548,779, and an interest rate of 4.78%. The Grand Canal Shoppes at the Venetian Loan facilitated the acquisition of the property for a purchase price of $766,000,000.

          The Grand Canal Shoppes at the Venetian Loan consists of two of six pari passu mortgage loans totaling $427,000,000. The other mortgage loans secured by the Grand Canal Shoppes at the Venetian Property (the "GRAND CANAL SHOPPES AT THE VENETIAN COMPANION LOANS" and together with the Grand Canal Shoppes at the Venetian Loan, the "GRAND CANAL SHOPPES AT THE VENETIAN WHOLE LOAN") are each pari passu in right of payment with the Grand Canal Shoppes at the Venetian Loan. The Grand Canal Shoppes at the Venetian Loan is represented by note A1 and note A2 with an original principal balance of $145,503,512.88 and $44,496,487.12, respectively. Note A3, note A4, note A5 and note A6 have an original principal balance of $134,016,393.44, $40,983,606.56, $47,480,093.68 and $14,519,906.32, respectively. The Grand Canal
          Shoppes at the Venetian Loan and each Grand Canal Shoppes at the Venetian Companion Loan have the same interest rate, maturity date and amortization term.

          The Grand Canal Shoppes at the Venetian Loan will be an asset of the trust. The holders of the series 2004-GG2 certificates will be entitled to receive all amounts received in respect of the Grand Canal Shoppes at the Venetian Loan. The Grand Canal Shoppes at the Venetian Companion Loans will not be assets of the trust.

          The Grand Canal Shoppes at the Venetian Loan and the Grand Canal Shoppes at the Venetian Companion Loans are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole Loans Structure" and will be serviced pursuant to the terms of the pooling and servicing agreement.

          The Grand Canal Shoppes at the Venetian Loan had an initial term of 59 months and has a remaining term of 57 months. The Grand Canal Shoppes at the Venetian Loan requires payments of interest and principal based on a 360-month schedule. The scheduled maturity date is May 1, 2009. Voluntary prepayment of the Grand Canal Shoppes at the Venetian Loan is prohibited

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

          until the due date in January 2009 and permitted thereafter without penalty. Defeasance with United States government securities is permitted on any date after the earlier of the third anniversary of the origination date and the second anniversary of the securitization of the Grand Canal Shoppes at the Venetian Whole Loan.

     o THE PROPERTY. The Grand Canal Shoppes at the Venetian Property is a high-end retail mall situated within The Venetian Casino Resort (the "VENETIAN") on Las Vegas Boulevard in Las Vegas, Nevada. The Grand Canal Shoppes at the Venetian Property has a Renaissance-Venice streetscape motif. Decorative features include a painted vaulted ceiling, cobblestone floor tiling, "piazza"-style retail store groupings, and arched bridges over a winding quarter-mile long Venetian-themed indoor water canal running the length of the main mall corridor. The Grand Canal Shoppes at the Venetian Property contains a total of 536,890 square feet of Gross Leasable Area (GLA) in components including: 407,103 square feet located on the second and third floors of the Venetian (the "MAIN MALL"), a 38,074 square foot, three-level retail annex (the "RETAIL ANNEX") with direct frontage on Las Vegas Boulevard, and 91,713 square feet of GLA located on the first floor of the Venetian around the perimeter of the Venetian Casino (the "CASINO LEVEL SPACe").

          Retail tenants (with less than 10,000 sf) report average sales of $1,008 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 13.9% for such retail space.

          Tenants of the Main Mall include Banana Republic, New Balance, Brookstone, Kenneth Cole and Ann Taylor as well as boutique offerings such as Davidoff, Il Prato, Jimmy Choo, BCBG Max Azria, Mikimoto, Burberry and Dooney & Bourke. The Main Mall also houses eight restaurants including Wolfgang Puck's Postrio, Zefferino Restaurant and Canaletto while the Casino Level Space includes nine restaurants such as Lutece, Delmonico Steakhouse, Valentino and AquaKnox.

      The following table presents certain information relating to the major tenants at the Grand Canal Shoppes at the Venetian Property:


                                     TEN TENANTS BASED ON ANNUALIZED UNDERWRITTEN TOTAL RENT(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED      % OF TOTAL
                                   CREDIT RATING                      ANNUALIZED    UNDERWRITTEN     ANNUALIZED
                                 (FITCH/ MOODY'S/   TENANT    % OF   UNDERWRITTEN  TOTAL RENT (PER  UNDERWRITTEN
              TENANT NAME               S&P)         NRSF     NRSF    TOTAL RENT        NRSF)        TOTAL RENT    LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Diamond Resorts International(2)   BBB/Baa2/BBB+    10,150    1.9%   $ 4,000,000      $394.09            8.8%         12/31/2013
Emporio D'Gondola(3)(4)               NR/NR/NR         922    0.2%     3,500,000     3,796.10            7.7%         12/31/2028
VCR Showroom(4)(5)                    NR/NR/NR      38,920    7.2%     3,300,000        84.79            7.3%         12/31/2028
Tao Restaurant & Nightclub            NR/NR/NR      43,679    8.1%     1,750,000        40.07            3.9%         12/31/2013
Sephora                               NR/NR/NR      10,074    1.9%     1,400,000       138.97            3.1%         12/31/2011
Grand Lux Cafe                        NR/NR/NR      19,100    3.6%     1,328,309        69.54            2.9%         12/31/2019
Delmonico Steakhouse                  NR/NR/NR      12,750    2.4%     1,018,336        79.87            2.2%         12/31/2009
Regis Galerie                         NR/NR/NR      10,711    2.0%       854,709        79.80            1.9%         12/31/2009
Zeffirino Restaurant                  NR/NR/NR      14,585    2.7%       816,760        56.00            1.8%         12/31/2009
Venetzia                              NR/NR/NR         731    0.1%       764,947     1,046.44            1.7%         12/31/2009
                                                 -------------------------------------------------------------------
TOTAL LARGEST TENANTS                              161,622   30.1%    18,733,061       115.91           41.3%
Remaining Owned Tenants                            365,160   68.0%    26,606,289        72.86           58.7%
Vacant Spaces (Owned Space)                         10,108    1.9%             0         0.00            0.0%
                                                 -------------------------------------------------------------------
TOTAL ALL TENANTS                                  536,890  100.0%   $46,339,350       $87.97          100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total Rent includes $35,662,028 of Base Rent and $9,677,322 of Percentage Rent and $1,000,000 of Specialty Leasing Rent.

(2) Diamond Resorts International (whose parent company is Marriott International and guarantees the lease) operates a business selling time-share properties out of three small retail kiosks in the Main Mall.

(3) Emporio D' Gondola operates the gondola ride and related small retail shop within the Main Mall.

(4) Emporio D'Gondola and the VCR Showroom are leased by the Venetian Casino Resort, LLC which is owned by Las Vegas Sands, Inc. whose principal shareholder is Sheldon G. Adelson.

(5) VCR Showroom is a 12,000 seat theater, a portion of which is owned by the borrower and leased to the Venetian Casino's Resort, LLC.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

      The following table presents certain information relating to the lease rollover schedule at the Grand Canal Shoppes at the Venetian Property:

                                                    LEASE EXPIRATION SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF TOTAL       ANNUALIZED
                                                                                      ANNUALIZED       ANNUALIZED      UNDERWRITTEN
                                 EXPIRING         % OF           CUMULATIVE          UNDERWRITTEN     UNDERWRITTEN      BASE RENT
  YEAR ENDING DECEMBER 31,         NRSF        TOTAL NRSF      OF TOTAL NRSF        TOTAL RENT(2)      TOTAL RENT       (PER NRSF)
------------------------------------------------------------------------------------------------------------------------------------
2004   (includes MTM)              2,627          0.5%             0.5%          $      701,933          1.5%              $267.20
2005                               5,231          1.0%             1.5%                 502,975          1.1%               96.15
2006                               9,620          1.8%             3.3%                 717,970          1.6%               74.63
2007                               8,096          1.5%             4.8%                 979,706          2.2%              121.01
2008                              11,579          2.2%             6.9%                 761,450          1.7%               65.76
2009                             215,448         40.1%            47.0%              17,491,122         38.6%               81.18
2010                              42,005          7.8%            54.9%               2,982,902          6.6%               71.01
2011                              13,200          2.5%            57.3%               1,879,107          4.1%              142.36
2012                                   0          0.0%            57.3%                       0          0.00%               0.00
2013                             101,151         18.8%            76.2%               8,879,820         19.6%               87.79
2014 & Thereafter                117,825         21.9%            98.1%              10,442,366         23.0%               88.63
Vacant                            10,108          1.9%           100.0%                       0          0.0%                0.00
                              ------------------------------------------------------------------------------------------------------
TOTAL                            536,890        100.0%                           $   45,339,350        100.0%             $ 84.45
------------------------------------------------------------------------------------------------------------------------------------

(1) Calculated based on approximate percentage square footage occupied by each tenant.

(2) Total Rent includes $35,662,028 of Base Rent and $9,677,322 of Percentage Rent.

     o THE BORROWER. The borrower is Grand Canal Shops II, LLC, a single-asset, special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Grand Canal Shoppes at the Venetian Loan. The borrower is indirectly wholly-owned by GGP Holding II, Inc., the common stock of which is wholly-owned by GGP Holding, Inc., the common stock of which is wholly-owned by GGP Limited Partnership, a subsidiary of General Growth Properties, Inc. There is no guarantee of the non-recourse carve-outs of the Grand Canal Shoppes at the Venetian Loan.

     o ESCROWS. The loan documents provide during a Grand Canal Shoppes at the Venetian Cash Sweep Period for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions and capital expenditures. A "GRAND CANAL SHOPPES AT THE VENETIAN CASH SWEEP PERIOD" means the period during the continuance of an event of default under the Grand Canal Shoppes at the Venetian Loan and/or if, beginning on June 30, 2005, the net-operating income at the end of any fiscal quarter of the borrower of the Grand Canal Shoppes at the Venetian Property for the prior twelve-month period is less than 80% of the net operating income at origination (origination date NOI) until the net-operating income as of the end of the fiscal quarter of the borrower of the Grand Canal Shoppes at the Venetian Property for the prior twelve-month period is at least equal to 80% of the net operating income at origination. Notwithstanding the foregoing, the borrower is not required to make deposits into the insurance reserve if the insurance escrow account under the reciprocal easement agreement is being maintained and each party thereto is making any required deposits. Additionally, GGP Holding, Inc. has provided a guarantee of certain unfunded obligations of the borrower relating to tenant leases.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all cash revenue received by the borrower or the property manager (other than security deposits) be deposited into the lender-controlled sweep account within two business days after receipt. Unless a Grand Canal Shoppes at the Venetian Cash Sweep Period is continuing, on each business day any amounts in the lender-controlled sweep account are swept to an account specified by the borrower. During any Grand Canal Shoppes at the Venetian Cash Sweep Period, on each business day any amounts in the lender-controlled sweep account are swept to a lender-controlled cash management account. All amounts remaining in the lender-controlled cash

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

          management account after payment of the monthly debt service, all required reserves as described above and any other amounts due under the Grand Canal Shoppes at the Venetian Loan will be remitted to an account designated by the borrower. After the occurrence and during the continuation of an event of default, all amounts remaining in the lender-controlled cash management account after payment of the monthly debt service, all required reserves as described above and any other amounts due under the Grand Canal Shoppes at the Venetian Loan are required to be deposited into a reserve account and held as additional collateral for the loan except that prior to an acceleration or monetary event of default, the lender is required to disburse funds against invoices for operating expenses pursuant to a budget approved by lender.

     o PROPERTY MANAGEMENT. The Grand Canal Shoppes at the Venetian Property may be self-managed or may be managed by certain affiliates of borrower or a manager or any management company for whom each Rating Agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of then current ratings of any class of the series 2004-GG2 certificates. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the Grand Canal Shoppes at the Venetian Loan has occurred and is continuing. The fees of any successor manager during the continuance of a Grand Canal Shoppes at the Venetian Cash Trap Period may not exceed market rates for comparable properties in the applicable geographic area.

     o MASTER LEASE. The borrower net leases the Casino Level Space pursuant to a master lease with Venetian Casino Resort, LLC. The master lease has a remaining term of approximately 89 years and an annual rent of $1 per year. The borrower is responsible for paying all taxes and expenses relating to the Casino Level Space, and at the expiration of the term of the master lease has the option to purchase fee title to the Casino Level Space for a nominal exercise price. Generally, the master lease requires that any portion of the Casino Level Space that is currently used as restaurant or retail venue continue to be used for such purpose. Additionally, new restaurant tenants (other than tenants to be located in the food court located in the casino level space) are required to meet certain quality standards and may not be part of a franchised chain.

     o RECIPROCAL EASEMENT AGREEMENT. The borrower is a party to a reciprocal easement agreement with respect to the Grand Canal Shoppes at the Venetian Property which governs the interrelationship between the Grand Canal Shoppes at the Venetian Property and the Venetian. Under the reciprocal easement agreement, the borrower covenants to continuously operate the Grand Canal Shoppes at the Venetian Property and has agreed to maintain the quality standards of the tenant mix at the property. In addition, the borrower is prohibited from leasing space to competitors of the Venetian and other businesses inconsistent with such quality standards. Casualty and business interruption insurance coverage for the Grand Canal Shoppes at the Venetian Property is currently provided by a blanket insurance policy covering the Venetian and meeting the requirements under the reciprocal easement agreement. Proceeds of such insurance, as well as condemnation proceeds, are required to be administered in accordance with the provisions of the reciprocal easement agreement. Under the reciprocal easement agreement, a transfer of the Grand Canal Shoppes at the Venetian Property (other than to lender (or a subsequent transferee) in connection with foreclosure of a mortgage secured by the property) is subject to a right of first offer in favor of the owner of the Venetian. Additionally, the owner of the Venetian Casino Resort has the right to cure certain defaults of borrower under the Grand Canal Shoppes at the Venetian Casino Whole Loan and, in the case of an acceleration of the Grand Canal Shoppes at the Venetian Whole Loan, has the right, subject to satisfaction of certain conditions, to purchase the Grand Canal Shoppes at the Venetian Whole Loan at a price equal to the sum of (1) the principal balance of the Grand Canal Shoppes at the Venetian Whole Loan, (2) accrued and unpaid interest on the Grand Canal Shoppes at the Venetian Whole Loan, (3) all other amounts owed by the borrower under the loan documents as of the date of the purchase and (4) all reasonable fees and expenses incurred by the lender in connection with the purchase.

     o NEW RETAIL FACILITY. The owners of the Venetian are developing a hotel, casino and retail complex adjacent to the Venetian, which is currently scheduled to be completed in the fourth quarter of 2006. An affiliate of the borrower has entered into a forward commitment to purchase the retail complex (which will be contiguous with the Grand Canal Shoppes at the Venetian Property), subject to satisfaction of certain conditions. Upon completion, the parties have agreed to operate the Grand Canal Shoppes at the Venetian Property and the new retail complex as an "integrated" mall, including, among other things, providing for joint maintenance, leasing, marketing, management and operation. In the event borrower's affiliate defaults in its obligation to purchase the new retail complex, among other remedies, the owner of the Venetian may purchase the equity interests in the borrower for a purchase price not less than the then-outstanding principal amount of the Grand Canal Shoppes at the Venetian Whole Loan.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

     o EARNOUT GUARANTEE. GGP Holdings, Inc. has provided a guarantee of the Grand Canal Shoppes at the Venetian Whole Loan in the amount of $37,000,000, which amount will be reduced without reinstatement on a quarterly basis by an amount equal to (i) the product of (a) trailing 12-month actual net operating income for the most recently ended quarter less $43,700,000 multiplied by (b) 9.0 less (ii) any reduction amounts applied at a prior determination date.

     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Grand Canal Shoppes at Venetian loan documents permit, among other things, (a) the pledge of indirect interests in the borrower to secure certain inter-affiliate debt and (b) the pledge of direct interests in borrower, or issuance by borrower of preferred equity, or debt granting similar rights as preferred equity, so long as confirmation is received from each rating agency that the debt would not result in the downgrade, withdrawal or qualification of then then-current ratings on the certificates.

     o TERRORISM INSURANCE. The loan documents require the borrower to maintain insurance coverage for terrorism, satisfactory to lender (either through such policies not containing a terrorism exclusion, or through separate policies from insurers with ratings reasonably satisfactory to lender). The borrower is required to maintain the terrorism insurance described in the preceding sentence for the year in which the origination date occurs and thereafter is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain such terrorism coverage at all times while the Grand Canal Shoppes at the Venetian Whole Loan is outstanding, provided that such coverage is available at commercially reasonable rates. See "Risk Factors--Property Insurance" in the prospectus supplement. The terrorism coverage is currently provided by a blanket insurance policy covering the Venetian and meeting requirements under the reciprocal easement agreement. Proceeds of such insurance are required to be administered in accordance with the provisions of the reciprocal easement agreement, with an amount of up to the first $120,000,000 being paid to lender, with remaining proceeds then being distributed in accordance with the reciprocal easement agreement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DAILY NEWS BUILDING
--------------------------------------------------------------------------------












                               [[PICTURE OMITTED]











This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DAILY NEWS BUILDING
--------------------------------------------------------------------------------











                                 [MAP OMITTED]









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DAILY NEWS BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (SF)                                                              1,102,147
Percentage Occupancy as of July 1, 2004                                    99.1%
Year Built/Renovated                                                 1930, 1958-
                                                                 1960/1996, 1999
Appraisal Value                                                     $330,000,000
Underwritten Occupancy                                                     96.0%
Underwritten Revenues                                                $43,176,762
Underwritten Total Expenses                                          $19,384,473
Underwritten Net Operating Income (NOI)                              $23,792,289
Underwritten Net Cash Flow (NCF)                                     $21,759,296
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
Originator                                                                Archon
Cut-off Date Principal Balance                                      $154,000,000
Cut-off Date Principal Balance PSF                                       $139.73
Percentage of Initial Mortgage Pool Balance                                5.84%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            4.4901%
Original Term to Maturity (Months)                                           118
Original Amortization Term (Months) (1)                    35 IO; 324 thereafter
Cut-off Date LTV Ratio                                                    46.67%
LTV Ratio at Maturity                                                     39.70%
Underwritten DSCR on NOI                                                    2.41
Underwritten DSCR on NCF                                                    2.21
Shadow Ratings (2)                                                  "BBB"/"Baa2"
--------------------------------------------------------------------------------

(1) The loan includes an up-front IO period; however, the UW DSCR reflects the future amortizing payment.

(2) S&P and Moody's have confirmed that the Daily News Building Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB" by S&P, and"Baa2" by Moody's.

     o THE LOAN. The mortgage loan (the "DAILY NEWS BUILDING LOAN") is evidenced by a senior note and is secured by a first mortgage encumbering the office building located at 220 E 42nd Street, New York, New York (the "DAILY NEWS BUILDING PROPERTY"). The Daily News Building Loan represents approximately 5.84% of the initial mortgage pool balance. The Daily News Building Loan was originated on December 9, 2003, has an original principal balance and a principal balance as of the cut-off date of $154,000,000, and an interest rate of 4.4901%.

     The Daily News Building Loan is a senior interest of a whole mortgage loan (the "DAILY NEWS BUILDING WHOLE LOAN") with an original principal balance of $154,000,000. The junior companion loan to the Daily News Building Loan is evidenced by a junior note (the "DAILY NEWS BUILDING SUBORDINATE COMPANION LOAN"), with an original principal balance of $56,000,000 and an interest rate of 7.29%, which loan is subordinate to the Daily News Building Loan. The Daily News Building Subordinate Companion Loan is not an asset of the trust.

     The loans comprising the Daily News Building Whole Loan are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The DSCR and LTV on the Daily News Building Loan are 2.21x and 46.67%, respectively, while the DSCR and LTV on the Daily News Building Whole Loan are 1.49x and 63.64% respectively.

     The Daily News Building Loan had an initial term of 118 months and has a remaining term of 111 months. The Daily News Building Loan requires payment of interest-only for the first 35 months and amortizes thereafter based on a 324-month amortization schedule, with required principal and interest payments of $821,048 beginning January 1, 2007. The scheduled maturity date is November 1, 2013. Voluntary prepayment of the Daily News Building Loan is prohibited until the due date in August 2013 and permitted thereafter without penalty. Defeasance with United States government securities is permitted on any date after the earlier of (i) the third anniversary of the origination date and (ii) the first payment date after the second anniversary of the closing date of the securitization of the Daily News Building Whole Loan.

     o THE PROPERTY. The Daily News Building Property is a 39-story, 1,102,147 sf building located in the Grand Central District of the Midtown Office District. The property was built in 1930 and was renovated and expanded in 1960, with periodic updates including in 1999. As of July 1, 2004, the property was 99.1% leased to approximately 50 tenants. The three largest leases in the building represent 57.7% of the space and include leases to Omnicom Group, Inc. (38.0% or 419,111 sf), WPIX Inc./Tribune NY Radio Inc. (11.4% or 126,042 sf) and United Nations Population Fund (8.3% or 91,021 sf).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DAILY NEWS BUILDING
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Daily News Building Property:


                                       TEN TENANTS BASED ON ANNUALIZED UNDERWRITTEN TOTAL RENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED    % OF TOTAL
                                                                                ANNUALIZED   UNDERWRITTEN   ANNUALIZED
                                      CREDIT RATING                    % OF    UNDERWRITTEN   BASE RENT    UNDERWRITTEN     LEASE
  TENANT NAME                     (FITCH/MOODY'S/S&P)(1) TENANT NRSF   NRSF      BASE RENT    (PER NRSF)     BASE RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                    A-/ Baa1/ A-         419,111    38.0%    $12,559,234    $29.97          34.8%     5/31/2008 -
                                                                                                                          4/30/2017
United Nations Population Fund          NR/ NR/ NR           91,021     8.3%      3,936,840     43.25          10.9%     12/31/2010
WPIX, Inc./Tribune NY Radio Inc.         A/ A3/ A           126,042    11.4%      3,916,839     31.08          10.9%      3/31/2010
Bell Atlantic NY Directory Sales        A+/ NR/ A+           71,610     6.5%      1,933,452     27.00           5.4%      8/31/2006
   Company
Value Line, Inc.                        NR/ NR/ NR           70,745     6.4%      1,787,976     25.27           5.0%      5/31/2008
Pfizer, Inc.                          AAA/ Aaa/ AAA          41,575     3.8%      1,288,825     31.00           3.6%      3/31/2013
The Witkoff Group, LLC                  NR/ NR/ NR           20,083     1.8%      1,104,564     55.00           3.1%      3/14/2013
Executive Monetary Management,          NR/ NR/ A            15,501     1.4%        916,308     59.11           2.5%      4/30/2013
   Inc.
Martin, Clearwater & Bell               NR/ NR/ NR           33,613     3.0%        813,180     24.19           2.3%     12/31/2017
Neuberger Berman, Inc.                  A+/ A1/ A            15,731     1.4%        767,400     48.78           2.1%      4/30/2013

TOTAL LARGEST TENANTS                                       905,032    82.1%     29,024,618     32.07          80.4%
Remaining Tenants                                           186,947    17.0%      7,059,162     37.76          19.6%
Vacant Space                                                 10,168     0.9%
                                                         -------------------------------------------------------------
TOTAL ALL TENANTS                                         1,102,147   100.0%    $36,083,780    $33.04         100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent company whether or not it guarantees the lease.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DAILY NEWS BUILDING
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Daily News Building Property:

                                                    Lease Expiration Schedule(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % OF TOTAL         ANNUALIZED
                                                                                     ANNUALIZED       ANNUALIZED        UNDERWRITTEN
           YEAR ENDING              EXPIRING          % OF         CUMULATIVE       UNDERWRITTEN     UNDERWRITTEN        BASE RENT
           DECEMBER 31,               NRSF         TOTAL NRSF     OF TOTAL NRSF      BASE RENT        BASE RENT          (PER NRSF)
------------------------------------------------------------------------------------------------------------------------------------
2004                                  7,311           0.7%              0.7%          $251,716             0.7%           $34.43
2005                                 23,463           2.1%              2.8%           833,320             2.3%            35.52
2006                                 84,804           7.7%             10.5%         2,397,886             6.6%            28.28
2007                                 15,836           1.4%             11.9%           721,483             2.0%            45.56
2008                                 79,597           7.2%             19.1%         2,186,969             6.1%            27.48
2009                                 61,297           5.6%             24.7%         2,244,682             6.2%            36.62
2010                                252,952          23.0%             47.7%         9,175,679            25.4%            36.27
2011                                 16,979           1.5%             49.2%           445,450             1.2%            26.24
2012                                 14,427           1.3%             50.5%           681,761             1.9%            47.26
2013                                105,631           9.6%             60.1%         4,656,928            12.9%            44.09
2014 & Thereafter                   429,682          39.0%             99.1%        12,487,906            34.6%            29.06
Vacant                               10,168           0.9%            100.0%                 0             0.0%             0.00
                               -----------------------------------------------------------------------------------------------------
TOTAL                             1,102,147         100.0%                         $36,083,780           100.0%           $33.04
------------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

     o THE BORROWER. The borrower is SLG 220 News Owner LLC, a single asset, special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Daily News Building Loan. The borrower is owned by SL Green Realty Corp. SL Green Realty Corp. is the guarantor of the non-recourse carve-outs of the Daily News Building Loan.

     o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance, tenant improvements and leasing commissions and capital expenditures. In addition, on the closing date, the borrower was required to either (i) deposit $2,696,000 into a deferred maintenance and environmental escrow account or (ii) deliver to the lender a letter of credit for such amount. Further, on the closing date, the borrower was required to either (i) deposit $2,415,634 into an unfunded obligations account or (ii) deliver to the lender a letter of credit for such amount.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or tenant default) within one business day of receipt. On each business day, any amounts in the lender-controlled account in excess of those required for the payment of the monthly debt service and required reserves are swept to an account specified by the borrower.

     o PROPERTY MANAGEMENT. SL Green Management LLC, the property manager for the Daily News Building Property (the "DAILY NEWS BUILDING PROPERTY MANAGER"), is affiliated with the borrower. The lender may replace the Daily News Building Property Manager (i) if an event of default is continuing, (ii) if the manager is insolvent or in bankruptcy or receivership, or (iii) upon the fraud or willful misconduct of the manager. The Daily News Building Property Manager is entitled to management fees equal to 4% of the gross amounts collected as rent and additional rent and 10% of the cost of all tenant installations and capital improvements that the Daily News Property Manager is responsible for supervising.

     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Daily News Building Property also secures the Daily News Building Subordinate Companion Loan, which is subordinate to the Daily News Building Loan, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole Loans". In addition, the borrower is permitted to incur up to $50,000,000 in

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DAILY NEWS BUILDING
--------------------------------------------------------------------------------
          mezzanine debt so long as (i) at least 51% of the mezzanine debt is held by certain affiliates of the borrower or other entity meeting certain financial requirements regularly engaged in the business of originating and/or owning commercial mortgages and/or mezzanine loans ("DAILY NEWS BUILDING QUALIFIED MEZZANINE LENDER"), (ii) the sum of the outstanding principal balance of the Daily News Building Whole Loan and the principal balance of the mezzanine loan is not equal to more than 80% of the current market value of the Daily News Building Property, based on appraisals not more than 6 months old as of the date of origination of the mezzanine loan, (iii) the resulting combined DSCR of the Daily News Building Whole Loan and the mezzanine loan would not be less than 1.20x, (iv) no event of default is continuing at the time of origination of the mezzanine loan, (v) the Daily News Building Qualified Mezzanine Lender enters into an intercreditor agreement with the lender in form and substance reasonably agreed by the lender and the borrower; (vi) the borrower receives confirmation from each Rating Agency that the incurrence of the mezzanine loan will not cause the downgrade, withdrawal or qualification of then current ratings of any class of the series 2004 GG2 certificates, and (vii) the borrower received the consent of the holder of the Daily News Building Subordinate Companion Loan.

     o    OTHER ENCUMBRANCES. None permitted.

     o TERRORISM INSURANCE. The borrower is required to maintain TRIA format coverage for terrorism (which may be part of the borrowers "all risks" policy or as a separate policy), providing casualty, business interruption and liability coverage in an amount no less than the maximum insurable value of the Daily News Building Property, if and to the extent that such coverage (i) is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the Daily News Building Property or (ii) is otherwise available for an annual premium that is less than or equal to $375,000 (such annual premium to be computed after taking into account the effect of any subsidies or credits that may be provided to the borrower by or pursuant to any law, regulation, policy or other initiative relating to the purchase and/or maintenance of terrorism insurance enacted by any governmental authority). If neither clause (i) nor clause (ii) of the preceding sentence is satisfied, then the borrower is required to obtain terrorism coverage (at a premium, computed as set forth in the previous sentence, that does not exceed $375,000) from such insurers, and with such coverage, as shall be acceptable to lender in its reasonable discretion; See "Risk Factors--Property Insurance" in the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.
                                     - 21 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------












                               [PICTURE OMITTED]









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------











                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (sf)                                                                460,356
Percentage Occupancy as of March 1, 2004                                   97.3%
Year Built / Renovated                                               1929 / 1976
Appraisal Value                                                     $175,000,000
Underwritten Occupancy                                                     98.6%
Underwritten Revenues                                                $22,740,106
Underwritten Total Expenses                                           $9,193,777
Underwritten Net Operating Income (NOI)                              $13,546,329
Underwritten Net Cash Flow (NCF)                                     $12,740,814
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
Originator                                                                  GCFP
Cut-off Date Principal Balance                                      $132,647,486
Cut-off Date Principal Balance PSF/Unit                                  $288.14
Percentage of Initial Mortgage Pool Balance                                5.03%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            6.0260%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                     75.8%
LTV Ratio at Maturity                                                      64.5%
Underwritten DSCR on NOI                                                    1.41
Underwritten DSCR on NCF                                                    1.33
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "1441 BROADWAY LOAN") is evidenced by a single note and is secured by a first mortgage encumbering an office building located at 1441 Broadway, New York, New York (the "1441 BROADWAY PROPERTY"). The 1441 Broadway Loan represents approximately 5.03% of the initial mortgage pool balance. The 1441 Broadway Loan was originated on April 22, 2004, had an original principal balance of $133,000,000 and a principal balance as of the cut-off date of $132,647,486, and an interest rate of 6.0260%. The proceeds of the 1441 Broadway Loan were used to refinance an existing loan.

     The 1441 Broadway Loan is the senior portion of a whole mortgage loan with an original principal balance of $140,000,000. The companion loan to the 1441 Broadway Loan is evidenced by a separate note with an original principal balance of $7,000,000 and a principal balance as of the cut-off date of $6,981,447 and an interest rate of 6.0260% (the "1441 BROADWAY SUBORDINATE COMPANION LOAN"). The 1441 Broadway Subordinate Companion Loan is not an asset of the trust. The 1441 Broadway Loan and the 1441 Broadway Subordinate Companion Loan (collectively, the "1441 BROADWAY WHOLE LOAN") are governed by a co lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the 2004 GG2 pooling and servicing agreement. The DSCR and LTV on the 1441 Broadway Loan are 1.33x and 75.8%, respectively, and the DSCR and LTV on the 1441 Broadway Whole Loan are 1.26x and 79.8%, respectively.

     The 1441 Broadway Loan had an initial term of 120 months and has a remaining term of 117 months. The 1441 Broadway Loan amortizes based on a 360-month schedule, with required monthly payments of $799,626.77. The scheduled maturity date is May 1, 2014. Voluntary prepayment of the 1441 Broadway Loan is prohibited until March 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted after the second anniversary of the securitization closing date.

o THE PROPERTY. The 1441 Broadway Property is a 460,356 square foot pre-war 34-story multi-tenant office building that is located on 41st Street between Broadway and Seventh Avenue in New York City, New York. The 1441 Broadway Property was built in 1929 and underwent a substantial renovation in the mid-1970's, when the major tenant, Liz Claiborne, Inc. first took occupancy. The building is located 1-block south of Times Square with northern exposure along 41st Street and maintains a wedding-cake setback design that begins to recede above the 17th floor. The average floor plates are between 17,000 and 18,000 sf between floors 2 and 17 and between 4,000 sf and 8,500 sf on the highest floors. The building houses eight passenger elevators and five freight elevators. The floors have 15 foot column spacing and 270 degree views along Broadway, West 41st Street and 7th Avenue. The area surrounding the 1441 Broadway Property has amenities including restaurants, shows and entertainment. Additionally, the building has access to public transportation via the west side subway lines, the 42nd Street subway shuttle, cross-town buses and is in walking distance to both Penn Station and Grand Central Station.

     As of March 1, 2004, the 1441 Broadway Property was 97.3% occupied and was 100% leased as of July 15, 2004. The property has maintained occupancy levels of greater than 95% over the past ten years. The largest tenant, Liz Claiborne (75.6% of total rentable area) leases floors 2 through 22, in which it maintains its corporate headquarters and showroom spaces. Liz Claiborne has maintained a presence in the building for almost 30 years and has maintained its corporate headquarters in the building for more than 20 years. It has been reported by the borrower that Liz Claiborne has invested over $45 million at the 1441 Broadway

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

     Property in both tenant improvements and infrastructure, including, among other things, providing their own air conditioning and electrical systems.

      The following table presents certain information relating to the major tenants at the 1441 Broadway Property:



------------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF TOTAL        ANNUALIZED
                                                           ANNUALIZED       ANNUALIZED      UNDERWRITTEN
                                                          UNDERWRITTEN   UNDERWRITTEN BASE    BASE RENT
         TENANT NAME            TENANT NRSF   % OF NRSF   BASE RENT ($)        RENT          ($ PER SF)         LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.               347,938      75.6%      $12,230,752          71.7%           $35.15      1/31/2007 & 12/31/2012(1)
Office Depot                       19,451       4.2%        1,100,000           6.5%            56.55              12/31/2014
Gloria Vanderbilt Apparel Co.      12,730       2.8%          522,845           3.1%            41.07        1/31/2007 & 7/31/2007
Tommy Hilfiger Handbags            11,328       2.5%          432,198           2.5%            38.15              3/31/2010
Belford Inc                        10,001       2.2%          397,200           2.3%            39.72        2/28/2006 & 3/31/2006
Segret, Inc                        10,762       2.3%          387,432           2.3%            36.00              6/30/2006
TOTAL LARGEST TENANTS             412,210      89.5%       15,070,427          88.4%            36.56
Remaining Tenants                  35,557       7.7%        1,982,378          11.6%            55.75
Vacant Space                       12,589       2.7%
                              ----------------------------------------------------------------------------
TOTAL ALL TENANTS                 460,356     100.0%      $17,052,805         100.0%           $37.04
------------------------------------------------------------------------------------------------------------------------------------

(1) Liz Claiborne occupies 54,378 sf under a lease expiring in 2007 and 293,560 sf under a lease expiring in 2012.

      The following table presents certain information relating to the lease rollover schedule at the 1441 Broadway Property:

                                                    LEASE EXPIRATION SCHEDULE(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     % OF TOTAL         ANNUALIZED
                                                                                ANNUALIZED           ANNUALIZED        UNDERWRITTEN
                                EXPIRING         % OF          CUMULATIVE      UNDERWRITTEN      UNDERWRITTEN BASE      BASE RENT
  YEAR ENDING DECEMBER 31,        NRSF        TOTAL NRSF     OF TOTAL NRSF    BASE RENT ($)             RENT            ($ PER SF)
------------------------------------------------------------------------------------------------------------------------------------
2004                              4,857          1.1%            1.1%            $310,525              1.8%                 63.93
2005                                200          0.0%            1.1%              15,000              0.1%                 75.00
2006                             28,291          6.1%            7.2%           1,129,736              6.6%                 39.93
2007                             74,793         16.2%           23.5%           2,790,722             16.4%                 37.31
2008                                220          0.0%           23.5%              61,586              0.4%                279.94
2009                                759          0.2%           23.7%             143,500              0.8%                189.06
2010                             12,828          2.8%           26.5%             493,218              2.9%                 38.45
2011                                  0          0.0%           26.5%                   0              0.0%                  0.00
2012                            300,160         65.2%           91.7%          10,610,197             62.2%                 35.35
2013                              2,333          0.5%           92.2%             100,696              0.6%                 43.16
2014 Thereafter                  23,326          5.1%           97.3%           1,397,625              8.2%                 48.57
Vacant                           12,589          2.7%          100.0%
                              ------------------------------------------------------------------------------------------------------
TOTAL                           460,356        100.0%                         $17,052,805            100.0%                $37.04
------------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

     o THE BORROWER. The borrowers, Lechar Realty Corp. and Lechar Realty, LLC, are each a single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the lender delivered a non-consolidation opinion in connection with the origination of the 1441 Broadway Loan. Each borrower is directly and indirectly owned by and controlled by Leon H. Charney. Mr. Charney guaranteed the non-recourse carveouts of the 1441 Broadway Loan. In connection with such guarantee, Mr. Charney is required to maintain $25,000,000 in net worth and $5,000,000 in liquidity. Mr. Charney is a New York based attorney and real estate investor who has invested in New York City commercial real estate since 1980. The 1441 Broadway Property was purchased from Jerome and Myron Minskoff in 1981. The majority of Mr. Charney's buildings have been located within the Garment District in New York and he has significant experience owning and managing buildings in this area and has long-standing relationships with

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

          various garment district tenants. The borrowers are affiliated with the borrower under the mortgage loan identified herein and on Annex C to the prospectus supplement as 1410 Broadway, which mortgage loan is also an asset of the trust.

     o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance premiums. Additionally, the loan documents require the borrowers to make monthly payments totaling $115,089 per year for replacement reserves. The borrowers are also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into a tenant improvement and leasing commission reserve. The loan documents also provide for an additional springing tenant improvement and leasing commission reserve (the "LIZ CLAIBORNE RESERVE") in the event that (i) the lease to Liz Claiborne (the "LIZ CLAIBORNE LEASE") is cancelled or terminated prior to December 31, 2012, (ii) Liz Claiborne (or any successor or assign) ceases to operate its business at the 1441 Broadway Property, (iii) Liz Claiborne (or any successor or assign) fails to make any regularly scheduled rental payments under the Liz Claiborne Lease, or (iv) Liz Claiborne (or any successor or assign) becomes the subject of an insolvency proceeding. The Liz Claiborne Reserve will also be automatically triggered on August 31, 2010 irrespective of the events referred to above. Upon a Liz Claiborne Reserve trigger, excess cash flow from the 1441 Broadway Property will be swept into the Liz Claiborne Reserve until such time as Liz Claiborne renews or extends the Liz Claiborne Lease, the space subject to the Liz Claiborne Lease has been re-leased and/or lender has determined that sufficient funds exist in the Liz Claiborne Reserve to pay for anticipated tenant improvement costs and leasing commissions with respect to such space. If the Liz Claiborne Reserve was triggered due to (a) clause (iii) above, excess cash flow from the 1441 Broadway Property will be swept into the Liz Claiborne Reserve until such time as the failure to pay rent has been cured and has not occurred again for a period of 6 consecutive months, (b) clause (iv) above, excess cash flow from the 1441 Broadway Property will be swept into the Liz Claiborne Reserve until such time as such insolvency proceeding has been terminated and the Liz Claiborne Lease has been affirmed, assumed or assigned in a matter satisfactory to lender.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a soft lock box, which is already in place. The loan documents require that all rents received by the borrowers or the property manager be deposited into a lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day after receipt. Unless a 1441 Cash Trap Period is in effect, any amounts in the lender controlled account are required to be swept on a daily basis into the borrower's operating account. A "1441 CASH TRAP PERIOD" means any period during which (i) an event of default (as defined in the loan documents) is continuing, until the event of default is cured, (ii) the DSCR (based on actual net cash flow) as of the end of any calendar quarter, is less than 1.05x, until the DSCR minimum threshold has been achieved for two consecutive calendar quarters, and (iii) during any time that the Liz Claiborne Reserve is triggered, as described under "Escrows" above.

     o PROPERTY MANAGEMENT. An affiliate of the borrowers, L.H. Charney Associates, Inc., is the property manager for the 1441 Broadway Property. The lender may replace the property manager (i) if an event of default under the loan agreement is continuing, (ii) if the manager is in material default under the management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 5% of gross receipts, provided that during a 1441 Cash Trap Period, the annual management fee is capped at 2% of gross receipts. Leasing commissions are payable separately based on a fixed schedule.

     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. Other than the 1441 Broadway Subordinate Companion Loan, mezzanine or subordinate indebtedness is not permitted.


     o TERRORISM INSURANCE. The 1441 Broadway Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the 1441 Broadway Property, provided that such coverage is available. In the event terrorism insurance is not included as port of the "all risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to the Terrorism Premium Cap (defined below). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1) purchase such stand-alone terrorism insurance policy, and require that the borrowers pay the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap. As used herein, "TERRORISM PREMIUM CAP" means an amount which is equal to 150% of the aggregate amount of insurance premiums paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Property Insurance" in the prospectus supplement.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - Garden State Plaza
--------------------------------------------------------------------------------










                               [PICTURES OMITTED]









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - Garden State Plaza
--------------------------------------------------------------------------------











                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GARDEN STATE PLAZA
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                        Paramus, New Jersey
Property Type                                                             Retail
Size (sf)                                                       1,470,454(owned)
Percentage (Mall Shop) Occupancy as of                                     95.1%
March, 15, 2004
Year Built / Renovated                                                 1957/1997
Appraisal Value                                                     $977,200,000
Underwritten Occupancy                                                     95.1%
Underwritten Revenues                                                $81,826,292
Underwritten Total Expenses                                          $18,830,618
Underwritten Net Operating Income (NOI)                              $62,995,674
Underwritten Net Cash Flow (NCF)                                     $62,006,522
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
Originator                                                                Archon
Cut-off Date Principal Balance(1)                                   $130,000,000
Cut-off Date Principal Balance PSF                                       $353.63
Percentage of Initial Mortgage Pool Balance                                4.93%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            4.9796%
Original Term to Maturity                                                    120
Original Amortization Term                                                   N/A
Cut-off Date LTV Ratio                                                    53.21%
LTV Ratio at Maturity                                                     53.21%
Underwritten DSCR on NOI                                                    2.40
Underwritten DSCR on NCF                                                    2.36
Shadow Ratings (2)                                                     "AA"/"A2"
--------------------------------------------------------------------------------

(1) The $130,000,000 loan represents a 25% interest in a $520,000,000 loan. All aggregate LTV, DSCR, debt service and loan PSF in this table are based on the total $520,000,000 financing.

(2) S&P and Moody's have confirmed that the Garden State Plaza Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AA" by S&P, and"A2" by Moody's.

     o THE LOAN. The mortgage loan (the "GARDEN STATE PLAZA LOAN") is evidenced by a note that is secured by a first mortgage encumbering the regional mall located at One Garden State Plaza (the "GARDEN STATE PLAZA PROPERTY") in Paramus, New Jersey at the intersection of Route 4 and Route 17. The Garden State Plaza Loan represents approximately 4.93% of the initial mortgage pool balance. The Garden State Plaza Loan was jointly originated on May 18, 2004 by German American Capital Corporation, Lehman Brothers Bank FSB, UBS Real Estate Investments, Inc. and Archon Financial, L.P. The Garden State Plaza Loan had an original principal balance and a principal balance as of the cut-off date of $130,000,000, and an interest rate of 4.9796%. The Garden State Plaza Loan was used to refinance existing debt on the Garden State Plaza Property.

     The Garden State Plaza Loan is one of four pari passu mortgage loans totaling $520,000,000. The other mortgage loans secured by the Garden State Plaza Property (the "GARDEN STATE PLAZA COMPANION LOANS" and together with the Garden State Plaza Loan, the "GARDEN STATE PLAZA WHOLE LOAN") are each pari passu in right of payment with the Garden State Plaza Loan. The Garden State Plaza Loan and each of Garden State Plaza Companion Loans have the same interest rate, maturity date and amortization term. The Garden State Plaza Loan is represented by note A-4. The Garden State Plaza Companion Loans consist of the following three pari passu notes, with an aggregate original principal balance of $390,000,000:

     o Note A-1, in the original principal amount of $130,000,000, which was deposited by UBS Real Estate Investments, Inc. into a prior securitization (LB-UBS 2004 C4);

     o Note A-2, in the original principal amount of $130,000,000, which was deposited by Lehman Brothers Bank FSB into a prior securitization (LB-UBS 2004 C4); and

     o Note A-3, in the original principal amount of $130,000,000, which was deposited by German American Capital Corporation into a prior securitization (COMM 2004-LNB3);

     The Garden State Plaza Loan will be an asset of the trust. The holders of the series 2004-GG2 certificates will be entitled to receive all amounts received in respect of the Garden State Plaza Loan. The Garden State Plaza Companion Loans will not be assets of the trust.

     The Garden State Plaza Loan and the Garden State Plaza Companion Loans are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the LB-UBS 2004-C4 pooling and servicing agreement. Midland Loan Services, Inc. is the primary servicer of the Garden State Plaza Whole Loan.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                     - 29 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GARDEN STATE PLAZA
--------------------------------------------------------------------------------

     The Garden State Plaza Loan had an initial term of 120 months and has a remaining term of 118 months. The Garden State Plaza Loan requires payments of interest-only for its entire term. The scheduled maturity date is June 6, 2014. Voluntary prepayment of the Garden State Plaza Whole Loan is prohibited until the due date in December 2013 and permitted thereafter without penalty. Defeasance with United States government securities is permitted any date after the earlier of (i) May 18, 2007 and (ii) the second anniversary of the last securitization of any mortgage loan secured by the Garden State Plaza Property.

     o THE PROPERTY. The Garden State Plaza Property is a super-regional shopping mall with 5 anchors and approximately 268 stores with a total gross leasable area of 1,986,941 sf, of which 1,470,454 sf is part of the collateral. The Garden State Plaza Property is located in Paramus, New Jersey at the intersection of Route 4 and Route 17. The Garden State Plaza Property is anchored by a 439,632 sf Macy's, a 245,348 sf Nordstrom, a 176,713 sf JC Penney, a 141,139 sf Neiman Marcus, and a 130,000 sf Lord & Taylor. Each of Nordstrom, Neiman Marcus and Lord & Taylor owns its respective improvements and ground leases its respective pad from the borrowers; therefore, those pads, but not the improvements, are part of the collateral for the Garden State Plaza Whole Loan.

     The following table presents certain information relating to the anchor tenants at the Garden State Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                             CREDIT RATING OF                                        OPERATING
                                                              PARENT COMPANY                         COLLATERAL      COVENANT
            ANCHOR                  PARENT COMPANY            (FITCH/MIS/S&P)          GLA            INTEREST      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Macy's                        Federated Dept Stores, Inc.     BBB+/Baa1/BBB+         439,632            Yes            2010
Nordstrom                     Nordstrom, Inc.                   NR/Baa1/A-           245,348            No             2006
JC Penney                     JC Penney Company, Inc.           BB/Ba3/BB+           176,713            Yes            2011
Neiman Marcus                 Neiman Marcus Group, Inc.         NR/Baa2/BBB          141,139            No             2011
Lord & Taylor                 May Department Stores Co.        BBB/Baa2/BBB          130,000            No            2011
                                                                                 ---------------
Total Anchor Tenants                                                                1,132,832
------------------------------------------------------------------------------------------------------------------------------------

     Originally built in 1957, the Garden State Plaza Property was last expanded in 1997.

     In-line tenants (with less than 10,000 sq. ft) reported average sales of $540 psf for the year ending January 31, 2004. Occupancy costs, based on underwritten rent and recoveries, are approximately 15.7% for such in-line space. Garden State Plaza Property is a two-level enclosed mall located on and directly visible from both Route 4 and Route 17. Nationally recognized retail tenants include Abercrombie & Fitch, Aeropostale, American Eagle Outfitters, Ann Taylor, Brooks Brothers, Bath and Body Works, Express, Foot Locker, Gap, J. Crew, Kenneth Cole New York, Limited/Limited Too, Sephora and Victoria's Secret. The property is located in the Bergen-Passaic PMSA, where the 2003 Average Annual Household income was $88,306, and the population is approximately 1.4 million. Residents of the Bergen-Passaic PMSA are affluent, earning the 12th highest salaries in the nation.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                     - 30 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GARDEN STATE PLAZA
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major mall shop tenants at the Garden State Plaza Property:

                               TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED     % OF TOTAL
                                                                         ANNUALIZED    UNDERWRITTEN    ANNUALIZED
                               CREDIT RATING        TENANT              UNDERWRITTEN     BASE RENT    UNDERWRITTEN      LEASE
       TENANT NAME         (FITCH/MOODY'S/S&P)(1)    NRSF    % OF NRSF    BASE RENT     (PER NRSF)      BASE RENT    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Best Buy(2)                    BBB/Baa3/BBB-         50,000      3.4%    $ 1,725,000     $34.50           3.2%       11/30/2015
Old Navy                        BB+/Ba2/BB+          52,420      3.6%      1,644,851      31.38           3.1%        1/31/2007
Banana Republic                 BB+/Ba2/BB+          22,447      1.5%      1,454,893      64.81           2.7%        1/31/2011
Victoria's Secret(3)           NR/Baa1/BBB+          20,032      1.4%      1,388,400      69.31           2.6%        1/31/2015
Gap                             BB+/Ba2/BB+          19,512      1.3%      1,219,500      62.50           2.3%        6/30/2011
Borders Books & Music            NR/NR/NR            33,308      2.3%      1,024,000      30.74           1.9%        1/31/2008
Limited / Limited Too          NR/Baa1/BBB+          16,314      1.1%        789,272      48.38           1.5%        1/31/2010
Express                        NR/Baa1/BBB+          11,750      0.8%        587,500      50.00           1.1%        1/31/2009
J. Crew                          NR/Ca/B-             9,792      0.7%        489,600      50.00           0.9%        1/31/2009
Sam Goody / Musicland            NR/NR/NR             8,269      0.6%        482,579      58.36           0.9%        1/31/2012
                                                  ------------------------------------------------------------------
TOTAL LARGEST TENANTS                               243,844     16.6%    $10,805,595     $44.31          20.3%
Remaining Owned Tenants                           1,188,350     80.8%      42,427,101     35.70          79.7%
Vacant Spaces (Owned
   Spaces)                                           38,260      2.6%
                                                  ------------------------------------------------------------------
TOTAL ALL OWNED TENANTS                           1,470,454    100.0%   $53,232,696      $37.17        100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The Best Buy space is an outparcel.

(3) Victoria's Secret is not currently in occupancy but has executed a lease and, according to information from the borrower, is expected to be in occupancy by August 1, 2004.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.
                                     - 31 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GARDEN STATE PLAZA
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Garden State Plaza Mall Property:

                                         LEASE EXPIRATION SCHEDULE (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL        ANNUALIZED
                                                                   CUMULATIVE    ANNUALIZED      ANNUALIZED       UNDERWRITTEN
                                          EXPIRING       % OF          OF       UNDERWRITTEN    UNDERWRITTEN       BASE RENT
        YEAR ENDING DECEMBER 31,             NRSF     TOTAL NRSF   TOTAL NRSF     BASE RENT       BASE RENT        (PER NRSF)
------------------------------------------------------------------------------------------------------------------------------------
2004 (Includes MTM)                          20,219      1.4%          1.4%     $1,016,775           1.9%           $50.29
2005                                         29,245      2.0%          3.4%      1,532,475           2.9%            52.40
2006                                         21,676      1.5%          4.8%      1,968,869           3.7%            90.83
2007                                        153,566     10.4%         15.3%      7,873,883          14.8%            51.27
2008                                        123,626      8.4%         23.7%      6,775,854          12.7%            54.81
2009                                        108,808      7.4%         31.1%      6,218,843          11.7%            57.15
2010                                         63,805      4.3%         35.4%      3,092,608           5.8%            48.47
2011                                         88,498      6.0%         41.4%      4,676,998           8.8%            52.85
2012                                         54,038      3.7%         45.1%      2,975,426           5.6%            55.06
2013                                         55,846      3.8%         48.9%      3,491,028           6.6%            62.51
2014 & Thereafter                           712,867     48.5%         97.4%     13,609,937          25.6%            19.09
Vacant                                       38,260      2.6%        100.0%
                                          ---------------------------------------------------------------------------------------
TOTAL                                     1,470,454    100.0%        100.0%     $53,232,696        100.0%           $37.17
------------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

     o THE BORROWERS. The borrowers are Westland Garden State Plaza Limited Partnership ("WESTLAND LP"), a limited partnership and GSP Holdings LLC ("GSP LLC"), a limited liability company (the "GARDEN STATE BORROWERS"). In addition to owning the Garden State Plaza Property, Westland LP owns three subsidiaries. Each of the Garden State Borrowers are a single-purpose entity, sponsored and controlled by West?eld America, Inc. and certain affiliates of Prudential Assurance Company Limited (Aldwych, L.L.C. and Old Kingsway, L.P.) (collectively, the "GARDEN STATE SPONSORS"). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Garden State Plaza Loan. West?eld America, Inc. owns a 46.59% indirect interest in the Garden State Borrowers, Aldwych, L.L.C. and Old Kingsway, L.P. own a 50% indirect interest in the Garden State Borrowers and other investors own in the aggregate a 3.41% indirect interest in the Garden State Borrowers. In April 2004, Westfield announced a proposal to merge the three listed Westfield entities - Westfield Trust, Westfield America Trust and Westfield Holdings - to create the world's largest, listed retail property group. The new entity, known as Westfield Group, began trading on the Australian Stock Exchange on July 5, 2004.

     o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance and replacements and rollovers. In lieu of making deposits into the tax and insurance reserve account and the replacements and rollover reserve, the Garden State Sponsors have executed a joint but not several guarantee in favor of the lender of
          (i) real estate taxes and insurance premiums and deductibles and (ii) certain leasing expenses, maintenance or repair expenses and the completion of certain specified improvements or other work to be performed on the Garden State Plaza Property.

     Notwithstanding the guarantee of the Garden State Sponsors, upon the occurrence of a Garden State Cash Management Event, the Garden State Borrowers are required to deposit amounts in the tax and insurance reserve account and in the replacement and rollover reserve fund. Upon the occurrence and during the continuance of a Garden State Cash Management Event, the borrower is required to pay to a lender controlled account an amount equal to the approved operating expenses for the Garden State Plaza Property for the next month. Unless an event of default has occurred and is continuing, the lender will release any excess funds in the lender-controlled account to the borrower. A "GARDEN STATE CASH MANAGEMENT EVENT" means the period of time from and after (i) an event of default occurs or (ii) the DSCR at any time is less than 1.10x. A Garden State Cash Management Event may be terminated no more than six (6) times during the term of the loan upon, among other things, achieving a debt service coverage ratio of 1.15x for one ?scal quarter (if the Garden State Plaza Cash Management Event was due to the debt service coverage ratio falling below 1.10x) or curing the event of default which caused the Garden State Plaza Cash Management Event.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                     - 32 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GARDEN STATE PLAZA
--------------------------------------------------------------------------------

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt. Prior to the occurrence of a Garden State Cash Management Event, all funds from the lender-controlled account will be swept on a daily basis into an account controlled by the borrower. After the occurrence of a Garden State Cash Management Event, all funds from the lender-controlled account will be swept on a daily basis to an account controlled by the lender and applied to pay monthly debt service, operating expenses, and any required reserves under the loan documents. If on any payment date the amount in the lender-controlled account is sufficient to pay the debt service, operating expenses, and any required reserves under the loan documents, any excess shall be remitted to the borrower unless an event of default has occurred and is continuing.

     o PROPERTY MANAGEMENT. Westfield Corporation, Inc., the property manager for the Garden State Plaza Property (the "GARDEN STATE PLAZA PROPERTY MANAGER"), is affiliated with the borrower. Upon the occurrence, and during the continuance, of a Garden State Cash Management Event, lender may require the Garden State Borrowers to retain a property management firm to serve as a consultant. The lender may replace the Garden State Plaza Property Manager upon, or any time after, the lender or any third party acquires the Garden State Plaza Property by foreclosure, deed-in-lieu of foreclosure or otherwise.

     o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

     o THEATER EXPANSION. Pursuant to the loan documents, upon the satisfaction of certain conditions including (a) the lender's approval of the plans and speci?cations, (b) the absence of an event of default with respect to the Garden State Plaza Whole Loan, (c) the delivery of an executed lease for the cinema complex, (d) the delivery of cash or a letter of credit equal to 125% of the amount by which the estimated costs of the proposed expansion exceed an amount equal to 7% of the original principal balance of the Garden State Plaza Whole Loan or, for so long as the Garden State Plaza Sponsors meet certain ?nancial requirements, the delivery of a completion guarantee by the Garden State Plaza Sponsors, and (e) due to potential environmental conditions which may exist with respect to the site, compliance with certain environmental investigations and mitigants speci?ed in the related loan documents, the Garden State Plaza Borrowers may acquire an approximately ?ve-acre existing theatre site adjacent to the Garden State Plaza Mortgaged Property and construct thereon (i) an approximately 99,000 square-foot cinema complex, (ii) approximately 35,000 square feet of new in-line mall shop space, (iii) approximately 15,000 square feet of new restaurant space, (iv) an expansion to the existing food court and (v) a grade parking lot and/or a decked parking facility. Upon the acquisition of that parcel, it will become additional collateral for the Garden State Plaza Whole Loan.

     o TERRORISM INSURANCE. The Garden State Sponsors have executed a guarantee in favor of the lender, which provides that, if the Garden State Borrowers fail to maintain terrorism insurance coverage from a qualified carrier in an amount (the "REQUIRED TERRORISM INSURANCE AMOUNT") at least equal to the lesser of (i) the outstanding principal balance of the Gardens State Plaza Loan and the Garden State Plaza Companion Loans and (ii) the insurable value of the Garden State Plaza Mortgage Loan, as determined pursuant to the related loan documents, together with business interruption coverage as required under the related loan documents, then the Garden State Sponsors guarantee to the mortgagee the full and prompt payment (in accordance with the terms of such terrorism guarantee, and subject to the limitations on liability described below) of the amount of any loss or damage with respect to the Garden State Mortgaged Property caused by an incident of terrorism or a terrorist act that is not covered by any policies maintained by the Garden State Borrowers or the Garden State Sponsors at the time of the occurrence, which loss or damage would have otherwise been insured if the Garden State Borrowers had maintained all insurance policies required pursuant to the related loan documents without any terrorism exclusion, up to the Required Terrorism Insurance Amount.

     The Garden State Sponsors may on behalf of the Garden State Borrowers obtain and maintain a policy insuring the Garden State Plaza Property against terrorist acts that satisfies the requirements set forth above. Garden State Sponsors are jointly and severally liable for 100% of the guaranteed obligations under such terrorism guarantee, except that this liability may be reduced with respect to the Garden State Sponsors to reflect any insurance policy for terrorist acts maintained by them in addition to insurance maintained by the Garden State Borrowers. In any event, and in addition to such terrorism guarantee, the Garden State Borrowers are required to maintain insurance coverage for terrorist acts in an amount equal to the lesser of (a) the Required Terrorism Insurance Amount and (b) the difference between the amount of insurance coverage that is available for terrorist acts for an annual premium of $300,000 and the amount of insurance maintained by the Garden State Borrowers under existing policies for loss, damages or liabilities that do not contain an exclusion for acts of terrorism. In the event that the combined net worth of the Garden State Sponsors (determined in accordance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - GARDEN STATE PLAZA
--------------------------------------------------------------------------------


     with the related loan documents) at any time falls below $2,000,000,000, the Garden State Sponsors are required to provide a replacement guarantor or guarantors with a combined net worth equal to or greater than $2,000,000,000. See "Risk Factors--Property Insurance" in the prospectus supplement.

     o ENVIRONMENTAL MATTERS. Certain environmental conditions have been identi?ed at a property adjacent to the Garden State Plaza Property. An affiliate of the Garden State Plaza Borrowers has been designated the responsible party with respect to those environmental conditions and certain remedial work was performed with respect thereto. An environmental assessment prepared in connection with the Garden State Plaza Loan estimated ongoing monitoring costs to be approximately $30,000. As such, no escrow or guarantee was required with respect to this matter. However, there can be no assurance that additional remedial work or monitoring will not be required with respect thereto.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  STONY POINT FASHION PARK
--------------------------------------------------------------------------------













                               [PICTURES OMITTED]














This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STONY POINT FASHION PARK
--------------------------------------------------------------------------------












                                 [MAP OMITTED]












This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
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TEN LARGEST MORTGAGE LOANS - STONY POINT FASHION PARK
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         Richmond, Virginia
Property Type                                                             Retail
Size (sf)                                                        382,636 (owned)
Percentage (Mall Shop) Occupancy
as of March 10, 2004                                                       96.4%
Year Built                                                                  2003
Appraisal Value                                                     $160,000,000
Underwritten Occupancy                                                     96.0%
Underwritten Revenues                                                $16,167,060
Underwritten Total Expenses                                           $4,430,622
Underwritten Net Operating Income (NOI)                              $11,736,438
Underwritten Net Cash Flow (NCF)                                     $11,363,039
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                    Archon/Commerzbank
Cut-off Date Principal Balance                                      $114,910,606
Cut-off Date Principal Balance PSF                                       $300.31
Percentage of Initial Mortgage Pool Balance                                4.36%
Number of Mortgage Loans                                                       1
Type of Security                                                             Fee
Mortgage Rate                                                              6.24%
Original Term to Maturity (Months)                                           119
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                    71.82%
LTV Ratio at Maturity                                                     61.50%
Underwritten DSCR on NOI                                                    1.38
Underwritten DSCR on NCF                                                    1.34
--------------------------------------------------------------------------------

     o THE LOAN. The mortgage loan (the "STONY POINT FASHION PARK LOAN") is evidenced by two notes and is secured by a first mortgage encumbering a 382,636 sf regional mall in Richmond, Virginia (the "STONY POINT FASHION PARK PROPERTY"). The Stony Point Fashion Park Loan represents approximately 4.36% of the initial mortgage pool balance. The Stony Point Fashion Park Loan was co-originated on June 10, 2004, by Commerzbank AG, New York Branch and Archon Financial, L.P., each having a 50% interest in the Stony Point Fashion Park Loan. The Stony Point Fashion Park Loan is represented by two notes each with an original principal balance of $57,500,00 totaling $115,000,000. The Stony Point Fashion Park Loan has a balance as of the cut-off date of $114,910,606, and an interest rate of 6.24%. The DSCR and LTV on the Stony Point Fashion Park Loan are 1.34x and 71.82%, respectively. The proceeds of the Stony Point Fashion Park Loan were used to refinance the construction debt on the Stony Point Fashion Park Property.

     The Stony Point Fashion Park Loan had an initial term of 119 months and has a remaining term of 118 months. The Stony Point Fashion Park Loan requires payments of interest and principal based on a 360-month schedule. The scheduled maturity date is June 1, 2014. Voluntary prepayment of the Stony Point Fashion Park Loan is prohibited until February 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted at any time after the earlier of two years from securitization or three years from June 10, 2004.

     o THE PROPERTY. The Stony Point Fashion Park Property is a regional shopping mall with three anchors and approximately 88 stores (79 mall shops, six restaurants and three kiosks) with a total gross leasable area of 665,131 sf, of which 382,636 sf is part of the collateral. The Stony Point Fashion Park Property is located in Richmond, Virginia. The Stony Point Fashion Park Property is anchored by a 202,495 sf Dillard's, an 84,000 sf Galyan's and an 80,000 sf Saks Fifth Avenue. With the exception of the 84,000 sf Galyan's, the anchors are not part of the collateral securing the Stony Point Fashion Park Loan.

     The following table presents certain information relating to the anchors at the Stony Point Fashion Park Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CREDIT RATING OF                               OPERATING
                                                                     PARENT COMPANY                COLLATERAL      COVENANT
           ANCHOR                        PARENT COMPANY              (FITCH/MIS/S&P)      GLA       INTEREST      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Dillard's                      Dillard's, Inc.                          BB-/B2/BB       202,495        No          9/18/2018
Galyan's                       Galyan's Trading Company, Inc.(1)        NR/NR/NR         84,000        Yes         9/18/2018
Saks Fifth Avenue              Saks Inc.                               BB-/Ba3/BB        80,000        No          9/18/2018
                                                                                       ---------
                                                                                        366,495
------------------------------------------------------------------------------------------------------------------------------------

(1) On June 21, 2004, Galyan's Trading Company, Inc. announced that it had agreed to be acquired by Dick's Sporting Goods, Inc.

     The Stony Point Fashion Park Property was built and opened in September
     2003.

     Pursuant to ICSC's Retail Chain Store Sales Index, projected sales per square foot for the mall tenants (with less than 10,000 square feet) is $366 based upon annualizing partial year sales. Occupancy costs, based on underwritten rent and recoveries at this sales level would be approximately 12.5% for such tenants.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                     - 37 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - STONY POINT FASHION PARK
--------------------------------------------------------------------------------

     The Stony Point Fashion Park Property is a single-story, open-air regional mall located on and directly visible from State Route 150. The Stony Point Fashion Park Property's in-line tenants include The Gap/Gap Kids, Restoration Hardware, Anthropologie, Louis Vuitton and Brooks Brothers. The Stony Point Fashion Park Property has six restaurants, including P.F. Chang's China Bistro, Brio Tuscan Grille and Copeland's Cheesecake Bistro. Residential uses generally surround the Stony Point Fashion Park Property to the west, north and south, while several newer medical office buildings are located to its south and east. The Stony Point Fashion Park Property is located in the Richmond-Petersburg MSA. According to the appraisal, the 2003 median household income was $51,970, with 30.9% of households earning more than $75,000 and the population was approximately 1.0 million.

     The following table presents certain information relating to major tenants at the Stony Point Fashion Park Property:

                               TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED     % OF TOTAL
                              CREDIT RATING                               ANNUALIZED      UNDERWRITTEN    ANNUALIZED
                                 (FITCH/                       % OF      UNDERWRITTEN      BASE RENT     UNDERWRITTEN    LEASE
        TENANT NAME          MOODY'S/ S&P)(1)   TENANT NRSF    NRSF        BASE RENT       (PER NRSF)      BASE RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Brooks Brothers                  NR/NR/NR           9,253       2.4%     $   370,120       $40.00            3.4%      1/31/2013
The Gap/Gap Kids               BB+/Ba2/BB+          9,379       2.5%         309,507        33.00            2.9%      9/30/2013
Adrienne Vittadini               NR/NR/NR           5,465       1.4%         273,250        50.00            2.5%      1/31/2013
Copeland's Cheesecake            NR/NR/NR          10,753       2.8%         268,825        25.00            2.5%      1/31/2018
   Bistro
Banana Republic                BB+/Ba2/BB+          7,000       1.8%         252,000        36.00            2.3%      9/30/2013
Champps Restaurant               NR/NR/NR           8,500       2.2%         242,570        28.54            2.3%      8/31/2018
Talbots/Talbots Petite           NR/NR/NR           6,519       1.7%         228,165        35.00            2.1%      8/31/2013
Rio Grande Cafe                  NR/NR/NR           7,766       2.0%         221,400        28.51            2.1%      1/31/2023
Ann Taylor                       NR/NR/NR           5,200       1.4%         208,000        40.00            1.9%      1/31/2014
Brio Tuscan Grille               NR/NR/NR           7,805       2.0%         195,125        25.00            1.8%      8/31/2018
                                                 -----------------------------------------------------------------
TOTAL LARGEST TENANTS                              77,640      20.3%       2,568,962        33.09           23.9%
Remaining Owned Tenants                           294,257      76.9%       8,190,164        27.83           76.1%
Vacant Spaces (Owned Space)                        10,739       2.8%
                                                 -----------------------------------------------------------------
TOTAL ALL OWNED TENANTS                           382,636     100.0%     $10,759,126       $28.93          100.0%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.
                                     - 38 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
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--------------------------------------------------------------------------------


(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     The following table presents certain information relating to the lease rollover schedule at the Stony Point Fashion Park Property:


                                        LEASE EXPIRATION SCHEDULE(1)(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL      ANNUALIZED
                                                             CUMULATIVE        ANNUALIZED        ANNUALIZED     UNDERWRITTEN
                               EXPIRING         % OF          OF TOTAL        UNDERWRITTEN      UNDERWRITTEN      BASE RENT
  YEAR ENDING DECEMBER 31,       NRSF        TOTAL NRSF         NRSF           BASE RENT          BASE RENT      (PER NRSF)
------------------------------------------------------------------------------------------------------------------------------------
2004 (Includes MTM)                   0         0.0%            0.0%         $         0            0.0%              $0.00
2005                                  0         0.0%            0.0%                   0            0.0%               0.00
2006                                  0         0.0%            0.0%                   0            0.0%               0.00
2007                              2,109         0.6%            0.6%              80,000            0.7%              37.93
2008                              2,803         0.7%            1.3%             357,247            3.3%             127.45
2009                              2,350         0.6%            1.9%             275,000            2.6%             117.02
2010                              7,085         1.9%            3.7%             357,434            3.3%              50.45
2011                              4,289         1.1%            4.9%             187,257            1.7%              43.66
2012                              5,335         1.4%            6.3%             210,575            2.0%              39.47
2013                            122,999        32.1%           38.4%           4,238,879           39.4%              34.46
2014 & Thereafter               224,927        58.8%           97.2%           5,052,734           47.0%              22.46
Vacant                           10,739         2.8%          100.0%                   0            0.0%               0.00
                               ---------------------------------------------------------------------------------------------
TOTAL                           382,636       100.0%          100.0%         $10,759,126          100.0%             $28.93
------------------------------------------------------------------------------------------------------------------------------------

(1)  Landlord owned only.

(2)  Calculated based on approximate square footage occupied by each tenant.

     o THE BORROWER. The borrower, Stony Point Fashion Park Associates, L.L.C., is a single-asset, special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Stony Point Fashion Park Loan. The Taubman Realty Group Limited Partnership guaranteed the non-recourse carve-outs of the Stony Point Fashion Park Loan.

     o ESCROWS. The loan documents provide during an event of default or a Stony Point Escrow Period for certain escrows of real estate taxes, insurance, leasing reserves and capital improvements. Additionally, at origination the borrower deposited $4,668,988 into an unfunded obligations reserve in respect of certain future obligations of the borrower under tenant leases. A "STONY POINT ESCROW PERIOD" means the period commencing on the date that the actual net operating income of the Stony Point Fashion Park Property for the four calendar quarters most recently ended of the Stony Point Fashion Park Property for is less than 85% of the net operating income at origination, as measured quarterly until the net operating income for the Stony Point Fashion Park Property for the four calendar quarters most recently ended is at least 85% of the net operating income at origination for two consecutive quarters.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all cash revenue received by the borrower or the property manager be deposited into the lender-controlled sweep account within one business day after receipt, other than certain amounts in respect of kiosk rents. Unless an event of default or Stony Point Escrow Period is continuing, on each business day any amounts in the lender-controlled sweep account are swept to an account specified by the borrower. During the continuance of an event of default or any Stony Point Escrow Period, once each week any amounts in the lender-controlled sweep account are swept to a lender-controlled cash management account. During the continuance of an event of default or a Stony Point Escrow Period, all amounts remaining in the lender-controlled cash management account after payment of the monthly debt service, all required reserves as described above and any other amounts due under the Stony Point Fashion Park Loan will be remitted to an account designated by the borrower, unless an event of default is ongoing. After the occurrence and



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
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TEN LARGEST MORTGAGE LOANS - STONY POINT FASHION PARK
--------------------------------------------------------------------------------


          during the continuation of an event of default, the borrower will have no rights to any money in the lender-controlled sweep account or the lender-controlled cash management account and the lender may apply any amounts on deposit in such accounts to the amounts due under the Stony Point Fashion Park Loan as it determines.

     o PROPERTY MANAGEMENT. The Stony Point Fashion Park Property is managed by the Taubman Company LLC, and affiliate of the borrower, pursuant to a management agreement. The management agreement has an initial term of five years (ending September 2008) with continuous automatic one-year renewal terms. The lender may require the replacement of the property manager (i) if an event of default has occurred and the lender has accelerated the loan or (ii) if the manager becomes insolvent. The management fee is 4%, based upon rent, common area charges and other income.

     o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

     o TERRORISM INSURANCE. The borrower is required to maintain commercial property and business income insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under the loan documents for comprehensive all risk insurance and business income insurance at all times during the term of the Stony Point Fashion Park Loan; provided, however, (A) the borrower may maintain such coverage through a blanket policy with a required deductible not in excess of $500,000 (the "STONY POINT REQUIRED TERRORISM DEDUCTIBLE") or such higher deductible if the borrower provides the lender a letter of credit in an amount equal to the difference between the actual deductible and the Stony Point Required Terrorism Deductible, which letter of credit may be drawn upon by the lender upon the occurrence of a casualty to pay such amounts that would have been paid by the issuer of the policies if the Stony Point Required Terrorism Deductible had been maintained and (B) the borrower shall only be required to maintain such amount of coverage as may be obtained at a cost equal to (1) for the first four
          (4) years after June 10, 2005, one hundred and fifty percent (150%) of the cost of the coverage required as of the date of origination (i.e., $150,000) and (2) commencing June 10, 2010, two hundred percent (200%) of the cost of the coverage required as of the date of origination (i.e., $200,000). See "Risk Factors--Property Insurance" in the prospectus supplement.

     o ADDITIONAL COLLATERAL. The City of Richmond paid the borrower's predecessor in interest $13,500,000 for title to certain parking areas located near the Stony Point Fashion Park Property (the "STONY POINT FASHION PARK PARKING AREA"). On the fifth anniversary of the opening of the Stony Point Fashion Park Property, the borrower, or another creditworthy entity, is required to post an irrevocable letter of credit in favor of the City of Richmond in the amount that $15,269,650 exceeds the total amount of taxes collected by the City of Richmond from the Stony Point Fashion Park Property. Each year thereafter, the letter of credit shall be (i) reduced by the amount of taxes collected by the City of Richmond in respect of the Stony Point Fashion Park Property and (ii) increased by an amount equal to an interest rate times the amount of the letter of credit. On the tenth anniversary of the opening of the Stony Point Fashion Park Property, the borrower must either (i) pay the amount of the letter of credit or (ii) the City of Richmond shall have the right to draw on the letter of credit. After the tenth anniversary of the opening of the Stony Point Fashion Park Property, the borrower has an option to repurchase the Stony Point Fashion Park Parking Area from the City of Richmond for an amount equal to 50% of the increase in the fair market value of the Stony Point Fashion Park Parking Area. Pursuant to a reciprocal easement agreement Dillard's can require the borrower to exercise this repurchase option and convey a portion of the Stony Point Fashion Park Parking Area to Dillard's at no cost to Dillard's.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------









                                [PICTURE OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------







                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (sf)                                                                357,139
Percentage Occupancy as of May 18, 2004                                    98.3%
Year Built / Renovated                                               1930 / 2004
Appraisal Value                                                     $124,000,000
Underwritten Occupancy                                                     94.0%
Underwritten Revenues                                                $15,016,235
Underwritten Total Expenses                                           $5,214,691
Underwritten Net Operating Income (NOI)                               $9,801,544
Underwritten Net Cash Flow (NCF)                                      $9,217,097
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                       $97,839,965
Cut-off Date Principal Balance PSF/Unit                                  $273.95
Percentage of Initial Mortgage Pool Balance                                3.71%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            6.4988%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                     78.9%
LTV Ratio at Maturity                                                      68.0%
Underwritten DSCR on NOI                                                    1.32
Underwritten DSCR on NCF                                                    1.24
--------------------------------------------------------------------------------


o THE LOAN. The mortgage loan (the "1410 BROADWAY LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the office building located at 1410 Broadway, New York, New York (the "1410 BROADWAY Property"). The 1410 Broadway Loan represents approximately 3.71% of the initial mortgage pool balance. The 1410 Broadway Loan was originated on May 25, 2004, had an original principal balance of $98,000,000 and a principal balance as of the cut-off date of $97,839,965, and an interest rate of 6.4988%. The DSCR and LTV on the 1410 Broadway Loan are 1.24x and 78.9%, respectively. The proceeds of the 1410 Broadway Loan were used to refinance an existing loan.

     The 1410 Broadway Loan had an initial term of 120 months and has a remaining term of 118 months. The 1410 Broadway Loan amortizes based on a 360-month schedule, with required monthly payments of $619,346.10. The scheduled maturity date is June 1, 2014. Voluntary prepayment of the 1410 Broadway Loan is prohibited until April 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted after the second anniversary of the securitization closing date.

o THE PROPERTY. The 1410 Broadway Property is a pre-war 33-story multi-tenant office building containing a total of 357,139 square feet that is located on the southeast corner of Broadway and West 39th Street in New York City, New York. The 1410 Broadway Property was built in 1930 and has undergone significant renovation over the years. The building is located three blocks south of Times Square with northern exposure along 39th Street and maintains a wedding-cake setback design that begins to recede above the 19th floor. The average floor plates are between 12,000 and 13,000 sf between floors 2 and 20 and between 4,000 sf and 10,000 sf on the highest floors. The building has lobby entrances on Broadway and 39th Street. The building houses seven passenger elevators (two elevator banks) and four freight elevators. The area surrounding the 1410 Broadway Property has amenities including restaurants, hotels, shows and entertainment. Additionally, the building has access to public transportation via the west side subway lines, the 42nd Street subway shuttle, cross-town buses and is in walking distance to both Penn Station and Grand Central Station.

     As of May 18, 2004, the 1410 Broadway Property was 98.3% leased and has maintained occupancy levels of greater than 95% over the past ten years. Floor plates are easily divisible to accommodate whole floor users or as many as six tenant spaces. Whole floor use is more prominent on the upper, smaller floors. The building's corner location offers lower floor tenants northern and western exposures with upper floors benefiting from 270 degree views.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------


    The following table presents certain information relating to the major tenants at the 1410 Broadway Property:


------------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF TOTAL    ANNUALIZED
                                                           ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                   TENANT                 UNDERWRITTEN   UNDERWRITTEN   BASE RENT
          TENANT NAME               NRSF      % OF NRSF   BASE RENT ($)   BASE RENT     ($ PER SF)       LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Golden Touch Imports, Inc.          26,488       7.4%       $709,106         5.5%         $26.77            9/30/2008
A.K.N.Y. Inc                        15,750       4.4%        682,980         5.3%          43.36     7/31/2006 & 4/30/2008(1)
Cross Border Exchange               15,742       4.4%        613,939         4.8%          39.00            10/31/2010
Crystal Kobe, Ltd.                  17,921       5.0%        563,998         4.4%          31.47     8/31/2007 & 8/31/2010(2)
The Men's Wearhouse                 14,890       4.2%        557,080         4.3%          37.41            1/31/2011
Marisa Christina Apparel Inc.       13,581       3.8%        475,335         3.7%          35.00            10/31/2013
TOTAL LARGEST TENANTS              104,372      29.2%      3,602,438        28.0%          34.52
Remaining Tenants                  246,718      69.1%      9,286,079        72.0%          37.64
Vacant Space                         6,049       1.7%
                                  ----------------------------------------------------------------
TOTAL ALL TENANTS                  357,139     100.0%     $12,888,517      100.0%         $36.09
------------------------------------------------------------------------------------------------------------------------------------

(1) A.K.N.Y. Inc. occupies 13,244 sf under a lease expiring in 2006 and 2,506 sf under a lease expiring in 2008.

(2) Crystal Kobe, Ltd. occupies 9,000 sf under a lease expiring in 2007 and 8,921 sf under a lease expiring in 2010.

     The following table presents certain information relating to the lease rollover schedule at the 1410 Broadway Property:


                                         LEASE EXPIRATION SCHEDULE(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               % OF TOTAL        ANNUALIZED
                                                                              ANNUALIZED       ANNUALIZED       UNDERWRITTEN
                                 EXPIRING       % OF         CUMULATIVE      UNDERWRITTEN     UNDERWRITTEN       BASE RENT
 YEAR ENDING DECEMBER 31,          NRSF      TOTAL NRSF    OF TOTAL NRSF     TOTAL RENT(1)     TOTAL RENT        (PER NRSF)
------------------------------------------------------------------------------------------------------------------------------------
2004                               19,360         5.4%          5.4%             898,115          7.0%              46.39(2)
2005                               27,552         7.7%         13.1%             933,814          7.2%              33.89
2006                               42,232        11.8%         25.0%           1,593,094         12.4%              37.72
2007                               32,445         9.1%         34.0%           1,176,375          9.1%              36.26
2008                               61,941        17.3%         51.4%           2,077,367         16.1%              33.54
2009                               13,400         3.8%         55.1%             478,880          3.7%              35.74
2010                               47,368        13.3%         68.4%           1,605,706         12.5%              33.90
2011                               64,051        17.9%         86.3%           2,538,630         19.7%              39.63
2012                               13,554         3.8%         90.1%             487,925          3.8%              36.00
2013                               27,057         7.6%         97.7%           1,078,810          8.4%              39.87
2014 Thereafter                     2,130         0.6%         98.3%              19,801          0.2%               0.00
Vacant                              6,049         1.7%        100.0%
                                 ------------------------------------------------------------------------------------------
TOTAL                             357,139       100.0%                        12,888,517        100.0%             $36.09
------------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Includes 1,265 sf retail space at $150 psf.

     o THE BORROWER. The borrower is L. Charney 1410 Broadway, LLC, a single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the lender delivered a non-consolidation opinion in connection with the origination of the 1410 Broadway Loan. The borrower is directly and indirectly owned by and controlled by Leon H. Charney. Mr. Charney guaranteed the non-recourse carveouts of the 1410 Broadway Loan. In connection with such guarantee, Mr. Charney is required to maintain $25,000,000 in net worth and $5,000,000 in liquidity. Mr. Charney is a New York based attorney and real estate investor who has invested in New York City commercial real estate since 1980. The 1410 Broadway Property was purchased from Harry Helmsley



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------


          in 1984. The majority of Mr. Charney's buildings have been located within the Garment District in New York and he has significant experience owning and managing buildings in this area and has long-standing relationships with various garment district tenants. The borrower is affiliated with the borrowers under the mortgage loan identified herein and in Annex C to the prospectus supplement as 1441 Broadway, which mortgage loan is also an asset of the trust.

     o ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance premiums. The borrower deposited $390,579 into a reserve for immediate repairs. Additionally, the loan documents require the borrower to make monthly payments totaling $89,285 per year for replacement reserves on each monthly payment date on which less than $275,000 is then on deposit in the replacement reserve and $464,281 per year for tenant improvements and leasing commissions on each monthly payment date on which less than $1,800,000 is then on deposit in the tenant improvements and leasing commission reserve. The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into a rollover reserve.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a soft lock box, which is already in place. The loan documents require that all rents received by the borrower or the property manager be deposited into a lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day after receipt. Unless a 1410 Broadway Cash Trap Period is in effect, any amounts in the lender controlled account are swept on daily basis into the borrower's operating account. A "1410 BROADWAY CASH TRAP PERIOD" means any period during which (i) an event of default (as defined in the loan documents) is continuing, until such event of default is cured or (ii) the DSCR (based on actual net cash flow) as of the end of any calendar quarter is less than 1.05x, until the DSCR minimum threshold has been achieved for two consecutive calendar quarters. During a 1410 Broadway Cash Trap Period, all cash in the lender controlled account (after payment of debt service, required reserves and approved operating expenses) are to be deposited into a lender controlled cash collateral account and held as additional collateral for the 1410 Broadway Loan.

     o PROPERTY MANAGEMENT. L.H. Charney Associates, Inc., an affiliate of the borrower, is the property manager for the 1410 Broadway Property. The lender may replace the property manager (i) if an event of default is continuing under the 1410 Broadway Loan, (ii) if the manager is in material default under the management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 4% of gross receipts, provided that during a 1410 Broadway Cash Trap Period, the annual management fee is capped at 2% of gross receipts. Leasing commissions are payable separately based on a fixed schedule.

     o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

     o TERRORISM INSURANCE. The 1410 Broadway Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the 1410 Broadway Property, provided that such coverage is available. In the event that terrorism coverage is not included as part of the "all risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to the Terrorism Premium Cap (as defined below). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1) purchase such terrorism insurance policy, and require that the borrower pay the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the Insurance Premiums payable with respect to such policy to the Terrorism Premium Cap. As used herein, "TERRORISM PREMIUM CAP" means an amount which is equal to 150% of the aggregate amount insurance premiums paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Property Insurance" in the prospectus supplement.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DESTIN COMMONS
--------------------------------------------------------------------------------







                               [PICTURES OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DESTIN COMMONS
--------------------------------------------------------------------------------







                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DESTIN COMMONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                            Destin, Florida
Property Type                                                             Retail
Size (sf)                                                                480,150
Percentage Mall Shop Occupancy as of June 2, 2004                          83.1%
Year Built                                                                  2003
Appraisal Value                                                     $107,000,000
Underwritten Occupancy                                                     95.0%
Underwritten Revenues                                                $12,034,824
Underwritten Total Expenses                                           $2,995,569
Underwritten Net Operating Income (NOI)                               $9,039,255
Underwritten Net Cash Flow (NCF)                                      $8,808,968
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                Archon
Cut-off Date Principal Balance                                       $84,759,743
Cut-off Date Principal Balance PSF                                       $176.53
Percentage of Initial Mortgage Pool Balance                                3.21%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.750%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                    79.21%
LTV Ratio at Maturity                                                     66.87%
Underwritten DSCR on NOI                                                    1.52
Underwritten DSCR on NCF                                                    1.48
--------------------------------------------------------------------------------

     o THE LOAN. The mortgage loan (the "DESTIN COMMONS LOAN") is evidenced by a promissory note and is secured by a first mortgage encumbering a mixed-use lifestyle center located in Destin, Florida (the "DESTIN COMMONS PROPERTY"). The Destin Commons Loan represents approximately 3.21% of the initial mortgage pool balance. The Destin Commons Loan was originated on April 15, 2004 by Archon Financial, L.P., had an original principal balance of $85,000,000 and a principal balance as of the cut-off date of $84,759,743, and an interest rate of 5.750%. The Destin Commons Loan was used to refinance the construction debt on the Destin Commons Property.

     The Destin Commons Loan had an initial term of 120 months and has a remaining term of 117 months. The Destin Commons Loan requires monthly payments of interest and principal based on a 360-month amortization schedule. The scheduled maturity date is May 1, 2014. Voluntary prepayment of the Destin Commons Loan is prohibited until the payment date in February 2014 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted any date after the earlier of the four years following the origination date of the Destin Commons Loan and the second anniversary of the securitization closing date.

     o THE PROPERTY. The Destin Commons property (the "DESTIN COMMONS PROPERTY") is a mixed-use lifestyle center with net leasable area of approximately 480,150 square feet. It is located in Destin, Florida (the Florida Panhandle) where the primary east/west thoroughfare for the area, Emerald Coast Parkway (US 98), meets the Mid Bay Bridge Road (SR 293), which provides a four-lane toll causeway back to the mainland. The Destin Commons Property encompasses 195,195 square feet of retail anchor space, 215,008 square feet of retail in-line space, and 69,947 square feet of office space. The office component is located on the second floors of the buildings that have two stories.

     Destin Commons was built and opened in November 2003 by Turnberry Associates, a group with experience in retail and other types of commercial real estate development, established in 1967.

     The top three anchor tenants are a 65,921 sf Belk's department store, a 50,000 sf Bass Pro Shop and a 64,725 sf, 14-screen stadium seating Rave Motion Pictures theater with annualized sales of $220 psf, $374 psf, and $489,431/screen, respectively.

     The tenant mix for the in-line space features mostly national or regional tenants such as Abercrombie and Fitch, Bombay Company, Brookstone, Finish Line, Joseph A. Banks, Limited Too, Talbots, Sharper Image, Victoria's Secret, Wet Seal and Yankee Candle. For in-line tenants with less than 10,000 square feet, annualized sales are $334 psf with occupancy costs, based on underwritten rent and recoveries, of approximately 13.6%.

     The Destin Commons Property is located in the Fort Walton Beach, FL MSA, where the 2002 average household income within a five mile radius was $73,510 and the population is approximately 13,221. The Destin/Ft. Walton Beach area forms the nucleus of a region that has a population of 219,495 residents within a 30-mile radius, of which approximately 145,678 live within 20 miles of the Destin Commons Property. In addition, Okaloosa County, in which Destin is located, enjoys 5.4 million visitors annually due to its close proximity to many metropolitan areas in the southeastern United States.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                     - 48 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DESTIN COMMONS
--------------------------------------------------------------------------------

     o MAJOR TENANT SUMMARY. The following table shows certain information regarding the major tenants of the Destin Commons Property:

                               TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUALIZED    % OF TOTAL
                               CREDIT RATING                            UNDERWRITTEN   ANNUALIZED     ANNUALIZED
                              (FITCH/MOODY'S/    TENANT       % OF       BASE RENT    UNDERWRITTEN     U/W BASE        LEASE
        TENANT NAME                S&P)           NRSF        NRSF          (1)           RENT        RENT (PSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Master Lease(2)                  NR/NR/NR          87,750     18.3%      $2,307,815       22.9%         $26.30       4/12/2009
Rave Motion Pictures             NR/NR/NR          64,725     13.5%       1,220,066       12.1%          18.85       12/1/2023
Bass Pro Shops                   NR/NR/NR          50,000     10.5%         400,000        4.0%           8.00        8/1/2018
Belk Resort Store                NR/NR/NR          65,921     13.7%         247,204        2.5%           3.75       11/1/2023
Books-a-Million                  NR/NR/NR          14,549      3.0%         210,961        2.1%          14.50        2/1/2014
Hard Rock Cafe                   NR/NR/NR           6,372      1.3%         210,021        2.1%          32.96        7/1/2014
Abercrombie and Fitch            NR/NR/NR           8,014      1.7%         200,350        2.0%          25.00       11/1/2013
Bluepoint Oyster                 NR/NR/NR           6,021      1.3%         183,641        1.8%          30.50        3/1/2014
Hollister                        NR/NR/NR           6,563      1.4%         164,075        1.6%          25.00       11/1/2013
Bluegreen Resorts/2 kiosks       NR/NR/NR           2,469      0.5%         162,415        1.6%          65.78        2/1/2014
                                                ---------------------------------------------------------------
TOTAL LARGEST TENANTS                             312,384     65.1%       5,306,547       52.6%         $16.99
Remaining Tenants                                 167,766     34.9%       4,775,812       47.4%         $28.47
Vacant                                                  0      0.0%               0        0.0%
                                                ---------------------------------------------------------------
TOTAL ALL TENANTS                                 480,150    100.0%     $10,082,359      100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) The Annualized U/W Base Rent shown for the Master Lease differs from the actual Master Lease as it reflects actual signed leases as of June 2, 2004, for tenants not yet in occupancy and anticipated market rental rates for each tenant site.

(2) Master Lease comprised of 50,522 square feet for office space and 37,228 square feet of retail space. Master Lease has a blended U/W Base Rent (PSF) of $26.30 with $21.00 for office space and $33.49 retail space. Annualized U/W Base Rent for the Master Lease is $2,307,815 comprised of $1,060,962 for the office space and $1,246,853 for the retail space.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.
                                     - 49 -

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DESTIN COMMONS
--------------------------------------------------------------------------------


     o LEASE EXPIRATION. The following table shows the lease expiration schedule for the Destin Commons Property:


                                         LEASE EXPIRATION SCHEDULE(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL       ANNUALIZED
                                                                               ANNUALIZED        ANNUALIZED      UNDERWRITTEN
                               EXPIRING       % OF         CUMULATIVE         UNDERWRITTEN      UNDERWRITTEN    BASE RENT (PER
  YEAR ENDING DECEMBER 31,       NRSF      TOTAL NRSF     OF TOTAL NRSF        BASE RENT          BASE RENT         NRSF)
------------------------------------------------------------------------------------------------------------------------------------
2004                                 0         0.0%            0.0%           $        0             0.0%             $   0.00
2005                                 0         0.0%            0.0%                    0             0.0%                 0.00
2006                                 0         0.0%            0.0%                    0             0.0%                 0.00
2007                                 9         0.0%            0.0%               30,000             0.3%             3,333.33
2008                             4,956         1.0%            1.0%              155,265             1.5%                31.33
2009(2)                        101,910        21.2%           22.3%            2,682,826            26.6%                26.33
2010                             4,192         0.9%           23.1%              116,250             1.2%                27.73
2011                                 0         0.0%           23.1%                    0             0.0%                 0.00
2012                                 0         0.0%           23.1%                    0             0.0%                 0.00
2013                            72,166        15.0%           38.2%            2,071,180            20.5%                28.70
2014 & Thereafter              296,917        61.8%          100.0%            5,026,838            49.9%                16.93
Vacant                               0         0.0%            0.0%                    0             0.0%                 0.00
                              ------------------------------------------------------------------------------------------------
 TOTAL                         480,150       100.0%         100.0%           $10,082,359           100.0%             $  21.00
------------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

(2) Includes 87,750 SF of Master Lease comprised of 50,522 square feet for office space and 37,228 square feet of retail space. Master Lease has a blended U/W Base Rent (PSF) of $26.30 with $21.00 for office space and $33.49 retail space. Annualized U/W Base Rent for the Master Lease is $2,307,815 comprised of $1,060,962 for the office space and $1,246,853 for the retail space.

     o THE BORROWER. The borrower is Destin Commons, Ltd., a single-purpose, single-asset limited partnership with a general partner that has two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Destin Commons Loan. The general partner of the borrower is Emerald Mall, LLC, which is indirectly controlled by Emerald Mall 2004, Inc. Jeffery Soffer and Jacquelyn Soffer are the guarantors of the non-recourse carve-outs of the Destin Commons Loan.

     o ESCROWS. The borrower is required to deposit $4,007 monthly into a replacement reserve account (unless and until such time as $80,000 is on deposit therein) for replacements and repairs required to be made to the Destin Commons Property. Additionally at origination the borrower deposited $3,054,630 into a master lease reserve account in respect of the master lease as described below under "Master Lease". In addition, the borrower deposited $7,012,050 into a holdback escrow in respect of certain holdbacks required by lender in respect of rental concessions granted to certain tenants of the property and outstanding tenant improvement liabilities of the borrower.

     o    LOCK BOX AND CASH MANAGEMENT. None.

     o PROPERTY MANAGEMENT. Turnberry Development, LLC is the property manager for the Destin Commons Property (the "DESTIN COMMONS PROPERTY MANAGER") and is an affiliate of the borrower. The lender may replace the manager of the Destin Commons Property if: (i) an event of default has occurred and is continuing; (ii) a receiver is appointed with respect to the Destin Commons Property; or (iii) the lender acquires title to the Destin Commons Property through foreclosure, deed-in-lieu of foreclosure or the exercise of any other remedy. The Destin Commons Property Manager is entitled to management fees equal to 3% of the gross receipts from the operation of the Destin Commons Property which includes but is not limited to (i) all gross rents actually collected;
          (ii) all gross amounts collected from licenses and concessionaires; and (iii) receipts from the operations of any parking garages serving the Destin Commons Property.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - DESTIN COMMONS
--------------------------------------------------------------------------------


     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower has unsecured debt in connection with the acquisition property evidenced by a promissory note dated February 14, 2002, in favor of Emerald Coast Corner, Ltd, who was the seller of the property and is an affiliate of the borrower. At origination, the borrower represented that this unsecured debt (i) had an aggregate outstanding principal balance of $8,191,627 as of origination, (ii) by its terms does not accrue any interest earlier than August 14, 2010, and thereafter accrues simple interest at the rate of 8% per annum, (iii) by its terms provides for payments on such note prior to maturity if and only to the extent that net cash flow generated from the mortgaged property is available, and (iv) by its terms does not require the repayment of any of the outstanding principal balance earlier than February 14, 2032. There is a subordination and standstill agreement in place between the borrower, Archon Financial L.P. and Emerald Coast Corner, Ltd under which Emerald Coast Corner, Ltd acknowledges and agrees that its loan is subordinate to the Destin Commons Loan and further provides, among other things, that it will not file or record any security interest in any part of the Destin Commons Property, accelerate its loan, or take any action to enforce its rights under its loan until the earlier of
          (i) ninety-one (91) days following the satisfaction in full of the Destin Commons Loan and (ii) ninety-one (91) days following the acquisition of the Destin Commons Loan.

     o MASTER LEASE. The borrower has entered into a master lease with respect to 116,972 square feet (65,315 square feet of retail space and 51,657 square feet of office space) with Shopping Center Management d/b/a Turnberry Associates. No more frequently than one time per month, the borrower is entitled to disbursements from the master lease escrow fund in an amount based on the square feet leased and the rent per square foot for leases of the retail and office space covered by the master lease; provided that the leases are for a term of at least 5 years, are acceptable to the lender in its sole discretion and are for base rental amounts of $30.16 per square foot for retail space and $21.00 per square foot for office space. The master lease may be terminated in respect of the retail space by the borrower in the event that the borrower leases sufficient square feet of retail space to generate aggregate annual rentals in excess of $1,969,833. The master lease may be terminated in respect of the office space by the borrower in the event that the borrower leases sufficient square feet of retail space to generate aggregate annual rentals in excess of $1,084,797.

     o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------





                                [PICTURE OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------




                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  111 EIGHTH AVENUE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Office
Size (SF)                                                              2,941,646
Percentage Occupancy as of February 28, 2004(1)                            90.0%
Year Built/Renovated                                                   1932/2004
Appraisal Value                                                     $800,000,000
Underwritten Occupancy                                                     92.8%
Underwritten Revenues                                               $109,419,139
Underwritten Total Expenses                                          $45,240,912
Underwritten Net Operating Income (NOI)                              $64,178,227
Underwritten Net Cash Flow (NCF)                                     $63,589,878
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                       $80,000,000
Cut-off Date Principal Balance PSF                                       $152.98
Percentage of Initial Mortgage Pool Balance                                3.03%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                            5.4967%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                        24 IO; 360 thereafter
Cut-off Date LTV Ratio                                                     56.3%
LTV Ratio at Maturity                                                      49.4%
Underwritten DSCR on NOI(2)                                                 2.10
Underwritten DSCR on NCF(2)                                                 2.08
Shadow Ratings(3)                                                "A+"/"Baa2"/"A"
--------------------------------------------------------------------------------

(1) In April, the City of New York vacated 148,615 sf as part of a citywide agency consolidation to Brooklyn and lower Manhattan dropping the leased rate to 85%. A new lease for 82,736 sf has been signed by Nike and a lease for 94,559 sf to WebMD has been fully negotiated, received lender approval and is out for final signature. The additional 177,295 sf will bring the leased rate to approximately 91%.

(2) Calculations are based on the 111 Eighth Avenue Loan and the 111 Eighth Avenue Pari Passu Companion Loans.

(3) S&P, Moody's and Fitch have confirmed that the 111 Eighth Avenue Trust Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A+" by S&P, "Baa2" by Moody's and "A" by Fitch.

o THE LOAN. The mortgage loan (the "111 EIGHTH AVENUE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the Class B office building located at 111 Eighth Avenue, New York, New York (the "111 EIGHTH AVENUE PROPERTY"). The 111 Eighth Avenue Loan represents approximately 3.03% of the initial mortgage pool balance. The 111 Eighth Avenue Loan was originated on March 4, 2004, has an original principal balance and a principal balance as of the cut-off date of $80,000,000, and an interest rate of 5.4967333333%.

     The 111 Eighth Avenue Loan is a pari passu interest in the senior portion of a whole mortgage loan (the "111 EIGHTH AVENUE WHOLE LOAN") comprised of nine mortgage loans totaling $500,000,000. The other mortgage loans secured by the 111 Eighth Avenue Property include (i) six pari passu companion loans (the "111 EIGHTH AVENUE PARI PASSU COMPANION LOANS"), with an aggregate principal balance as of the cut off date of $370,000,000 and an interest rate of 5.4967333333%, which loans are pari passu with the 111 Eighth Avenue Loan and (ii) two subordinate companion loans (the "111 EIGHTH AVENUE SUBORDINATE COMPANION LOANS"), with an aggregate principal balance as of the cut-off date of $50,000,00 and an interest rate of 6.6434%, which loans are subordinate to the 111 Eighth Avenue Loan and the 111 Eighth Avenue Pari Passu Companion Loans. The 111 Eighth Avenue Subordinate Companion Loans provide credit support for the 111 Eighth Avenue Loan and the 111 Eighth Avenue Pari Passu Companion Loans.

     The 111 Eighth Avenue Loan is represented by Note A-1B. The 111 Eighth Avenue Pari Passu Companion Loans consist of the following 6 pari passu notes, with an aggregate original principal balance of $370,000,000:

     o Note A-1A, in the original principal amount of $149,500,000, which was deposited by GCFP into a prior securitization (GCCFC 2004 GG1).

     o Note A-2A, in the original principal amount of $75,000,000, which was assigned (together with four other 111 Eighth Avenue Pari Passu Companion Loans) to Morgan Stanley Mortgage Capital, Inc. ("MSMC") at the time of the closing of the 111 Eighth Avenue Whole Loan, is held currently held by MSMC. It is anticipated that MSMC will deposit this loan into a future securitization;



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]


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--------------------------------------------------------------------------------


          o Note A-2B, in the original principal amount of $60,000,000, which was deposited by MSMC into a prior securitization (MSC 2004 IQ7);

          o Note A-2C, Note A-2D and Note A-2E, in the aggregate original principal amount of $85,500,000, which are being deposited by MSMC into a current securitization (GMAC 2004 C2);

     The 111 Eighth Avenue Subordinate Companion Loans consist of the following two notes, with an aggregate original principal balance of $50,000,000:

          o Note B1, in the original principal amount of $25,000,000, which was deposited by GCFP into a prior securitization (GCCFC 2004
               GG1); and

          o Note B2, in the original principal amount of $25,000,000, which was sold to Bayerische Landesbank.

     None of the 111 Eighth Avenue Pari Passu Companion Loans or the 111 Eighth Avenue Subordinate Companion Loan are assets of the trust.

     The loans comprising the 111 Eighth Avenue Whole Loan are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement for the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-GG1. The DSCR and LTV on the 111 Eighth Avenue Loan, together with the 111 Eighth Avenue Pari Passu Companion Loans, are 2.08x and 56.25%, respectively, and the DSCR and LTV on the 111 Eighth Avenue Whole Loan are 1.84x and 62.5%, respectively.

     The 111 Eighth Avenue Loan had an initial term of 120 months and has a remaining term of 116 months. The 111 Eighth Avenue Loan requires payment of interest-only for the first 24 months and amortizes thereafter based on a 360-month amortization schedule, with required payments of $452,193.99 beginning May 1, 2006. The scheduled maturity date is April 1, 2014. Voluntary prepayment of the 111 Eighth Avenue Whole Loan is prohibited until January 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted from the earlier of
     (i) March 1, 2007 and (ii) the date that is two years after the closing date of the last securitization of any portion of the 111 Eighth Avenue Whole Loan.

o THE PROPERTY. The 111 Eighth Avenue Property is a 17-story, 2,941,646 sf office building located in the Chelsea submarket of Manhattan, New York. It is the third-largest building in New York City and occupies an entire city block between 8th and 9th Avenues and 15th and 16th Streets. Originally constructed in 1932 as the headquarters of the Port Authority of New York, the building served as the Port Authority's headquarters until 1972, when the Port Authority moved to the then newly-completed World Trade Center. Upon its relocation, the Port Authority sold the building to the Sylvan Lawrence Family, who sold the property in 1998 to Taconic Investment Partners ("TACONIC"). Between 1998 and 2004, Taconic oversaw a $50 million renovation of the building, which positioned the 111 Eighth Avenue Property as one of the most "connected" building in New York City. The building is directly above the 9th Avenue fiber loop, which connects directly to the Trans-Atlantic cable. As such, it is home to 40 of the world's leading telecommunications providers, including some of the "mission critical" facilities that support the networks that these providers rely on for revenue. On-site parking for the building is available in a 342-space, basement level parking garage.

     As of February 28, 2004, the 111 Eighth Avenue Property was 90.0% leased to 60 tenants. In April, the City of New York vacated 148,615 square feet as part of a citywide agency consolidation to Brooklyn and lower Manhattan dropping the leased rate to 85%. A new lease for 82,736 sf has been signed by Nike and a lease for 94,559 sf to WebMD has been fully negotiated, received lender approval and are out for final signature. The additional 177,295 sf will bring the leased rate to approximately 91%. The three largest tenants based on net rentable square footage in the building are Sprint Communications, Inc. (occupies 251,287 sf), Wachovia/Prudential Securities (occupies 187,645 sf) and CT Corporation, a division of CCH Legal Information (occupies 165,635 sf). Sprint Corporation ("SPRINT") (rated "Baa3" by Moody's and "BBB-" by S&P) is the holding company for Sprint FON (NYSE: FON) and Sprint PCS (NYSE: PCS). During fiscal year ending December 2003, Sprint reported consolidated revenues of $26.19 billion. Prudential Securities, the original tenant, was acquired by Wachovia Securities LLC, effective July 2003.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]


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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------



     Prudential Securities (rated "A3" by Moody's and "A-" by S&P) has been in the building since 1994 and operates a pamphlet and prospectus publishing business from this location. CT Corporation provides statutory representation, business entity and UCC legal services to businesses and law firms. The lease to CT Corporation is guaranteed by Wolters Kluwer (rated "Baa1" by Moody's and "BBB+" by S&P).

   The following table presents certain information relating to the major tenants at the 111 Eighth Avenue Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF TOTAL    ANNUALIZED
                                                           ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                   TENANT                 UNDERWRITTEN   UNDERWRITTEN   BASE RENT
          TENANT NAME               NRSF      % OF NRSF   BASE RENT ($)   BASE RENT     ($ PER SF)       LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Sprint Communications               251,287      8.5%      9,406,194        14.6%          37.43     1/1/2005 & 12/31/2014(1)
CCH Legal Information               165,635      5.6%      4,516,521         7.0%          27.27     8/31/2004 & 2/28/2019(2)
AboveNet                            123,792      4.2%      4,080,761         6.3%          32.96      6/30/2014 & 9/30/2014
Bank of New York                     75,260      2.6%      3,796,054         5.9%          50.44            9/30/2013
Deutsch Advertising                 137,349      4.7%      3,670,735         5.7%          26.73           12/31/2013 &
                                                                                                           5/31/2014(3)
Barnes & Noble.com                   99,696      3.4%      2,781,282         4.3%          27.90            2/28/2015
TOTAL LARGEST TENANTS               853,019     29.0%     28,251,546        43.8%          33.12
Remaining Tenants                 1,793,725     61.0%     36,290,076        56.2%          20.23
Vacant Space                        294,902     10.0%
                                  ----------------------------------------------------------------
TOTAL ALL TENANTS                 2,941,646    100.0%     64,541,622       100.0%          21.94
------------------------------------------------------------------------------------------------------------------------------------

(1) Sprint Communications occupies 23,544 sf under a lease expiring in 2005 and 227,743 sf under a lease expiring in 2014.

(2) CCH Legal Information occupies 4,530 sf under a lease expiring in 2004 and 161,105 sf under a lease expiring in 2019.

(3) Deutsche Advertising occupies 17,995 sf under a lease expiring in 2013 and 119,354 sf under a lease expiring in 2014.

     The following table presents certain information relating to the lease rollover schedule at the 111 Eighth Avenue Property:


                                         LEASE EXPIRATION SCHEDULE(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL       ANNUALIZED
                                                                               ANNUALIZED        ANNUALIZED      UNDERWRITTEN
                               EXPIRING       % OF         CUMULATIVE         UNDERWRITTEN      UNDERWRITTEN       BASE RENT
  YEAR ENDING DECEMBER 31,       NRSF      TOTAL NRSF     OF TOTAL NRSF       BASE RENT(1)      BASE RENT ($)     ($ PER SF)
------------------------------------------------------------------------------------------------------------------------------------
2004                           266,981         9.1%           9.1%           $5,914,189             9.2%             22.15
2005                            52,870         1.8%          10.9%            1,119,381             1.7%             21.17
2006                           197,242         6.7%          17.6%            2,355,008             3.6%             11.94
2007                            25,064         0.9%          18.4%              304,400             0.5%             12.14
2008                            79,268         2.7%          21.1%            1,936,358             3.0%             24.43
2009                           183,631         6.2%          27.4%            4,703,295             7.3%             25.61
2010                             2,308         0.1%          27.4%               87,418             0.1%             37.88
2011                           123,343         4.2%          31.6%            2,316,929             3.6%             18.78
2012                            12,322         0.4%          32.1%              486,855             0.8%             39.51
2013                           254,626         8.7%          40.7%            7,603,922            11.8%             29.86
2014  and thereafter         1,449,089        49.3%          90.0%           37,713,865            58.4%             17.42
Vacant                         294,902        10.0%         100.0%
                              -----------------------------------------------------------------------------------------------
TOTAL                        2,941,646       100.0%                         $64,541,622           100.0%            $21.94
------------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------


     The 111 Eighth Avenue Property benefits from an Industrial and Commercial Incentive Program ("ICIP") tax exemption, valued at $18.9 million as of 2004, which the New York City Department of Finance granted in connection with Taconic's renovation of the 111 Eighth Avenue Property. This exemption continues through the 2007/2008 tax year and then will be gradually reduced to $0 by 2011/2012.

     o THE BORROWER. The borrower is 111 Chelsea Commerce LP, a single asset, special purpose, bankruptcy remote entity, whose general partner, Taconic GP Chelsea Holdings LLC, has two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 111 Eighth Avenue Trust Loans. The sponsors of the borrower are: (i) Taconic (owning a 9% interest in the borrower), (ii) Jamestown, a Georgia general partnership ("JAMESTOWN") (owning a 70% interest in the borrower), and (iii) The New York State Common Retirement Fund ("NY RETIREMENT FUND") (owning a 21% interest in the borrower). There is no guarantor of the non-recourse carve-outs under the 111 Eighth Avenue Loan.

     Taconic specializes in acquisition, finance, asset management, property leasing, management, and real estate development. They have acquired and developed over 8 million square feet of Class A and Class B office properties in New York, Chicago, Washington, D.C. and Atlanta. The principals of Taconic, Paul Pariser and Charles Bendit, founded the firm in 1997 after over twenty year careers in the New York City brokerage community, most recently as co-heads of Jones Lang Wooton's NY office.

     Jamestown was formed in 1983 as a real estate investment and management company specializing in high-quality commercial real estate. Jamestown provides real estate investment services in the United States, principally for German investors. Since its inception, Jamestown has formed or participated in more than twenty-four commercial real estate funds and, along with its partners, has acquired over $4 billion of assets with in excess of $1.9 billion in equity. Stephen Zoukis and Christoph Kahl are the principals of Jamestown.

     The NY Retirement Fund is the second largest public pension fund in the nation and represents almost one million member and beneficiaries. As of June 30, 2003, funds under management of the NY Retirement Fund were valued at approximately $105 billion, with approximately 3.1% ($3.3 billion) invested in real estate assets.

     o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance. At closing, the borrower deposited $500,000 in escrow to pay for required repairs at the 111 Eighth Avenue Property and $3,333,333 in escrow to pay for the final two payments to a former tenant at the 111 Eighth Avenue Property, as part of a lease termination agreement with the borrower. Additionally, the borrower is required to make monthly payments of $49,029 to pay for ongoing capital improvements to the 111 Eighth Avenue Property. At closing, the borrower deposited $29,596,526 for tenant improvements and leasing commissions ("GENERAL TI/LC"). In addition, the loan documents provide for additional TI/LC reserves ("SPECIAL TI/LC") in an amount equal to all excess cash after payment of debt service and monthly required reserves. The Special TI/LC reserves will be funded only in the event that (i) the DSCR (based on actual net cash flow and an assumed constant of 9.5%) at the 111 Eighth Avenue Property is less than 1.00x (and until the 111 Eighth Avenue Property has achieved a DSCR equal to or greater than 1.00x for 2 consecutive calendar quarters) and (ii) the amount on deposit in the General TI/LC reserve is less than $8,000,000. No Special TI/LC reserves are required at any time that the amount on deposit in the General TI/LC reserve is equal to or greater than $8,000,000.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt. All funds from the lender-controlled account are transferred to the borrower's operating account, unless an event of default is continuing or deposits to the Special TI/LC are required. During the continuance of an event of default or if deposits for the Special TI/LC are required, funds in the lock box will be swept on a daily basis into an account controlled by the lender and applied to pay debt service, operating expenses, and any required reserves under the loan documents. Upon the occurrence and during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt.

     o PROPERTY MANAGEMENT. Taconic Management Company LLC (the "TACONIC MANAGER"), an affiliate of the borrower, is the property manager for the 111 Eighth Avenue Property. The lender may replace the property manager upon the occurrence and during the continuance of an event of default under the 111 Eighth Avenue Loan or in the event of the fraud or willful misconduct



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 111 EIGHTH AVENUE
--------------------------------------------------------------------------------


          of the property manager. Thereafter, borrower may not enter into any agreement relating to the management of the 111 Eighth Avenue Property with any party without the express written consent of lender. The Taconic Manager performs all property management, construction management and leasing functions within the company owned portfolio which includes 450 Park Avenue in New York, NY, 600 West Chicago Avenue in Chicago, IL, and AtlantaXchange in downtown Atlanta, GA. The Taconic Manager's forty-person organization is headquartered within 111 Eighth Avenue. The current management fee is 3%, provided that if there is an event of default, management fees in excess of $1,000,000 will not be paid out of property revenues.

     o MEZZANINE OR SUBORDINATE INDEBTEDNESS. Other than the 111 Eighth Avenue Subordinate Companion Loans, mezzanine or subordinate indebtedness is not permitted.

     o OTHER ENCUMBRANCES. In connection with the syndication of limited partnership interests and non-managing member interests in upper-tier Jamestown entities, and as security for certain bridge loans made to those upper-tier Jamestown entities, the loan documents permit liens to be placed upon the right to receive subscription payments, capital contributions and other distributions of such limited partnership interests and non-managing member interests. The loan documents, however, prohibit the creation of any lien that would affect the control or management of the 111 Eighth Avenue borrower or its managing member and the foreclosure of such liens and do not grant the lien holder any intercreditor rights against the holders of the 111 Eighth Avenue Whole Loan.

     o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the then replacement cost of the 111 Eighth Avenue Property. The 111 Eighth Avenue Property has terrorism coverage as part of its "all-risk" property insurance policy. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the borrower will, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to the lesser of (a) $500,000,000 and (b) the amount that may be purchased for the Maximum Required Premium (hereinafter defined); provided, however, if the insurance premiums payable with respect to such insurance coverage, exceed the Maximum Required Premium, the lender may, at its option (1) purchase the policy, with the borrower paying only the portion of the insurance premiums that equals the Maximum Required Premium and lender paying the excess or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to the policy to the Maximum Required Premium. As used herein, the "MAXIMUM REQUIRED PREMIUM" means an amount equal to the greater of (x) 25% of the aggregate insurance premiums payable with respect to all the property insurance coverage for the prior policy year and (y) $1,150,000. See "Risk Factors--Property Insurance" in the prospectus supplement.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TOWN & COUNTRY
--------------------------------------------------------------------------------










                                 [PHOTO OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TOWN & COUNTRY
--------------------------------------------------------------------------------




















                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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GSMS 2004-GG2
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties.                                          1
Location (City/State)                                     San Diego, California
Property Type                                                       Hospitality
Size (rooms).                                                               966
Percentage Occupancy as of June 1, 2004                                   67.0%
Year Built / Year Renovated                                         1953 / 2003
Appraisal Value                                                    $110,700,000
Underwritten Occupancy                                                    66.2%
Underwritten Revenues                                               $42,822,296
Underwritten Total Expenses.                                        $32,454,858
Underwritten Net Operating Income (NOI)                             $10,367,438
Underwritten Net Cash Flow (NCF)                                     $8,654,546
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Cut-off Date Principal Balance                                      $71,500,000
Cut-off Date Principal Balance PSF/Unit                              $74,016.56
Percentage of Initial Mortgage Pool Balance.                              2.71%
Number of Mortgage Loans                                                      1
Type of Security.                                                    Fee Simple
Mortgage Rate                                                             6.36%
Original Term to Maturity / ARD (Months)                                    120
Original Amortization Term (Months)                                         300
Cut-off Date LTV Ratio                                                    64.6%
LTV Ratio at Maturity or ARD                                              50.6%
Underwritten DSCR on NOI                                                   1.81
Underwritten DSCR on NCF                                                   1.51
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "TOWN & COUNTRY LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the Town & Country Resort and Convention Center located at 500 Hotel Circle North in Mission Valley, San Diego, California (the "TOWN & COUNTRY RESORT PROPERTY"). The Town & Country Loan represents approximately 2.71% of the initial mortgage pool balance. The Town & Country Loan was originated in August 2004, has an original principal balance of $71,500,000 and principal balance of $71,500,000 as of the cut-off date, and an interest rate of 6.36%. The DSCR and LTV on the Town & Country Loan are 1.51x and 64.6%, respectively. The proceeds of the Town & Country Loan were used to refinance an existing loan.

The Town & Country Loan had an initial term of 120 months and has a remaining term of 120 months. The Town & Country Loan requires payments of interest and principal based on a 300-month schedule, with required monthly payments of $476,536.97. The scheduled maturity date is the payment date in September 2014. Voluntary prepayment of the Town & Country Loan is prohibited until June 1, 2014 and permitted thereafter without penalty. Defeasance with United States government securities is permitted after the second anniversary of the securitization closing date.

o THE PROPERTY. The Town & Country Resort Property is a 966-room hotel and convention center located at 500 Hotel Circle North in the Mission Valley submarket of San Diego, CA. The Town & Country Resort Property is the largest hotel in Mission Valley and is the second-largest conference facility in the region after the San Diego Convention Center. The conference facilities can accommodate up to 5,000 people via two major ballroom complexes, which are 24,000 and 18,000 square feet respectively, and an 80,000 square foot exhibit hall along with 50 separate break-out rooms. Set amongst a resort-style atmosphere, the Town & Country Resort Property features indoor and outdoor dining, four pool areas, a 14,000 square foot spa and is located adjacent to the 27-hole championship golf course known as Riverwalk and the 1.6 million square foot Fashion Valley Mall, San Diego's largest shopping center with over 200 shops, restaurants and a movie complex. Centrally located, the Town & Country Resort Property is only ten minutes from most major area destinations including the airport, Old Town, beaches and bays, SeaWorld, the San Diego Zoo, Qualcomm Stadium, and downtown San Diego. The Town & Country Resort Property's major emphasis is on group meetings and conventions, with 85% of total revenue derived from group bookings. Advanced group reservations as of June 30, 2004 stand at 556,557 definite room nights booked, and another 534,425 room nights tentatively booked through 2012 representing in excess of $140 million of revenue.

The following table presents certain information relating to the historical performance at the Town & Country Resort:



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]


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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                             AVERAGE DAILY
           YEAR                   RATE           OCCUPANCY         REVPAR
      ----------------       -------------       ---------        ---------
         1998(1)                 $93.08             68.9%          $64.13
         1999(1)                 $94.58             70.4%          $66.60
           2000                 $102.49             69.2%          $70.97
           2001                 $107.85             69.2%          $74.66
           2002                 $112.56             66.6%          $74.94
           2003                 $114.60             63.7%          $72.99
      Trailing-12(2)            $114.21             66.2%          $75.60

-----------------------------

(1)  Reflects annual operating statements ending September.

(2)  Based on trailing 12 months ended May 31, 2004.

o THE BORROWER. The borrower is a special-purpose, bankruptcy-remote entity, with an independent director. Legal counsel to borrower delivered a non-consolidation opinion in connection with the origination of the Town & Country Loan. The sponsor of the borrower is Atlas Hotels, Inc. ("ATLAS HOTELS"), a privately owned hotel operating and management company based in San Diego, California. Atlas Hotels guaranteed the non-recourse carveouts of the Town & Country Loan. Atlas Hotels is an independent operator that, in addition to Town & Country Resort Property, owns and operates the Carriage Inn, a full-service, 160 room hotel in Ridgecrest, CA. The staff at the Town & Country Resort Property average over 21 years at the property. Atlas Hotels constructed the property in phases between 1950 and 1970 and has owned and operated it ever since. Despite its age, the property has been well maintained with over $17 million of capital improvements invested in the property over the past five years.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of a minimum of 5% of revenues received into a replacement reserve account. The borrower deposited $255,125 at closing into the replacement reserve for capital expenditures projected in year one. The borrower also funded a deferred-maintenance reserve of $343,750, which is 125% of the amount specified in the property condition report.

o CONTEMPLATED RENOVATIONS. The borrower has indicated it intends to renovate the exhibit hall, the hotel lobby, the hotel central core/pool/ patio area and add new hotel rooms. The loan documents provide that the borrower may perform any or all of these renovations, provided that (i) such renovations do not materially and adversely affect the borrower's financial condition or the value of the Town & Country Resort Property, (ii) if the cost of the renovations exceeds $3,500,000, the borrower is required to post security with lender in an amount equal to the difference between the cost of the renovation and $3,500,000, (iii) if one or more of the renovations (at any one time) will result in removing more than 85 hotel rooms (at any one time) from service for a period of more than 90 days, the borrower is required to first obtain lender's written consent (and the lender has agreed it will not unreasonably withhold such consent).

o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct credit card receipts directly to a lender-controlled account. The borrower and the manager are also required to cause all non-credit card receipts to be transmitted into the lender-controlled account within two business days of receipt. Unless a Town & Country Cash Trap Period exists, any amounts in the lender-controlled account are swept on a daily basis into the borrower's operating account. A "Town & Country Cash Trap Period" means any period during which (i) an event of default is continuing, until such event of default is cured or (ii) the DSCR (based on calculation of net cash flow as defined in the loan documents) at the end of any quarter is less than 1.10x, until the DSCR minimum threshold has been achieved for two consecutive quarterly reporting periods. During a Town & Country Cash Trap Period, all remaining cash (after payment of debt service, required reserves and approved operating expenses) is required to be deposited into a cash collateral account and held by the lender as additional collateral for the Town & Country Loan (and the lender has the right, during the continuance of an event of default, to apply the cash collateral to the debt). Additionally, if a mezzanine loan (as described below) is outstanding and a Town & Country Cash Trap Period does not exist, all amounts in the lender controlled account will be swept into another lender controlled account and used by lender to cover debt service, required reserve payments and approved operating expenses, with any remaining funds being disbursed to the borrower.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]


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TEN LARGEST MORTGAGE LOANS - TOWN & COUNTRY
--------------------------------------------------------------------------------

o PROPERTY MANAGEMENT. Atlas Hotels, an affiliate of the borrower, is the property manager of the Town & Country Resort Property. Atlas Hotels has managed the Town & Country Resort Property since its original construction and also manages the Carriage Inn, a full-service, 160 room hotel in Ridgecrest, CA. The property manager receives a management fee equal to 3.0% of the gross revenues. The lender may replace the property manager if
     (i) the borrower fails to maintain a DSCR (based on calculation of net cash flow as defined in the loan documents) of at least 1.10x for two consecutive calendar quarters, (ii) an event of default is continuing under the Town & Country Loan, (iii) the property manager is in default under the management agreement, or (iv) the property manager exhibits gross negligence, malfeasance or willful misconduct.

o MEZZANINE OR SUBORDINATE INDEBTEDNESS. The direct and indirect equity owners of the borrower are permitted to incur mezzanine debt from an Approved Mezzanine Lender (as defined below) secured by a pledge of 100% of their equity interests, provided that, among other things, (i) the combined maximum loan to "as is" appraised value is not more than 65%, (ii) the combined debt service coverage ratio is at least 1.35x (based upon the actual net cash flow for the preceding 12 month period), (iii) the mezzanine loan is co-terminous with the term of the Town & Country Loan;
     (iv) the Approved Mezzanine Lender enters into an acceptable intercreditor agreement, and (v) the borrower delivers Rating Agency confirmation that the mezzanine debt will not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2004-GG2 certificates. With respect to the Town & Country Loan, "Approved Mezzanine Lender" means (a) any bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government entity or plan, investment company or institution substantially similar to any of the foregoing, provided in each case that such institution (i) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $250,000,000 and (ii) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial mortgage properties or
     (b) any other mezzanine lender that has been approved by the Rating
     Agencies.

o TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the then replacement cost of the Town & Country Resort Property. The Town & Country Resort Property currently has terrorism coverage as part of its "all-risk" property insurance policy. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the borrower will be required to purchase terrorism insurance, to the extent available; provided that the borrower will not be required to pay an insurance premium in excess of 25% of the aggregate insurance premiums paid with respect to all the property insurance coverage for the prior policy year (as adjusted annually by increases in CPI) (the "TERRORISM PREMIUM CAP"); provided that if the insurance premiums payable with respect to such terrorism insurance coverage exceed the Terrorism Premium Cap, the lender may, at its option
     (1) purchase the insurance and require that the borrower pay only the portion of the insurance premium that equals the Terrorism Premium Cap (in which case, lender would pay the excess) or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to the policy to the Terrorism Premium Cap. See "Risk Factors--Property Insurance" in the prospectus supplement.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------




                                 [PHOTO OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

GSMS 2004-GG2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT BARNES CROSSING
--------------------------------------------------------------------------------


                                 [MAP OMITTED]










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                        Tupelo, Mississippi
Property Type                                                 Superregional Mall
Size (sf)                                                                583,887
Percentage Occupancy as of June 17, 2004                                   95.6%
Year Built                                                                  1990
Appraisal Value                                                      $85,000,000
Underwritten Occupancy                                                     95.6%
Underwritten Revenues                                                $10,029,534
Underwritten Total Expenses                                           $3,457,607
Underwritten Net Operating Income (NOI)                               $6,571,927
Underwritten Net Cash Flow (NCF)                                      $6,236,221
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
Originator                                                                  GCFP
Cut-off Date Principal Balance                                       $68,000,000
Cut-off Date Principal Balance PSF/Unit                                  $116.46
Percentage of Initial Mortgage Pool Balance                                2.58%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                              5.90%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio                                                     80.0%
LTV Ratio at Maturity                                                      67.6%
Underwritten DSCR on NOI                                                    1.36
Underwritten DSCR on NCF                                                    1.29
--------------------------------------------------------------------------------


o THE LOAN. The mortgage loan (the "BARNES CROSSING LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a regional shopping mall located in Tupelo, Mississippi (the "BARNES CROSSING PROPERTY"). The Barnes Crossing Loan represents approximately 2.58% of the initial mortgage pool balance. The Barnes Crossing Loan was originated in August, 2004, had an original principal balance of $68,000,000 and a principal balance as of the cut-off date of $68,000,000, and an interest rate of 5.90%. The DSCR and LTV on the Barnes Crossing Loan are 1.29x and 80.0%, respectively. The proceeds of the Barnes Crossing Loan were used to refinance existing debt on the Barnes Crossing Property.

The Barnes Crossing Loan had an initial term of 120 months and has a remaining term of 120 months. The Barnes Crossing Loan requires payments of interest and principal based on a 360 month amortization schedule, with required monthly payments of $403,332.82. The scheduled maturity date is the payment date in September 2014. Voluntary prepayment of the Barnes Crossing Loan is prohibited until the payment date in June 2014 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted after the second anniversary of the securitization closing date.

o THE PROPERTY. The Barnes Crossing Property is a dominant regional shopping mall with five anchors (four of which are part of the collateral securing the Barnes Crossing Loan and one of which is not part of the collateral) and approximately 80 stores with a total gross leasable area of 728,789 sf, of which 583,887 sf is part of the collateral. The Barnes Crossing Property, built in 1990, consists of approximately 64 acres of land and certain improvements that constitute The Mall at Barnes Crossing located in Tupelo, Lee County, Mississippi. The Barnes Crossing Property is anchored by an 86,479 sf McRae's Home & Men Store, an 86,222 sf J.C. Penney, an 84,062 sf Parisian, and a 78,264 sf Sears. Another anchor at The Mall at Barnes Crossing, the 100,954 sf McRae's Store, is not part of the collateral securing the Barnes Crossing Loan.

The following table represents certain information relating to the anchor at the Barnes Crossing Property:

-----------------------------------------------------------------------------------------------------------------------

                                                  CREDIT RATING OF
                                                  TENANT OR PARENT                                          OPERATING
                         PARENT COMPANY OR            COMPANY                            COLLATERAL         COVENANT
        ANCHOR                TENANT              (FITCH/MIS/S&P)          GLA            INTEREST         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------
McRae's(1)              Saks Incorporated           BB-/Ba3/ BB         100,954              No            8/31/2012
McRae's Home & Men(1)   Saks Incorporated           BB-/Ba3/ BB          86,479             Yes            Expired(2)
J.C. Penney             JC Penney, Incorporated     BB/Ba3/BB+           86,222             Yes            Expired(2)
Parisian(1)             Saks Incorporated           BB-/Ba3/ BB          84,062             Yes            8/31/2012
Sears                   Sears Roebuck and Co.       BBB/Baa1/BBB         78,264             Yes            Expired(2)
TOTAL ANCHOR TENANTS                                                    435,981
-----------------------------------------------------------------------------------------------------------------------

(1) Saks Incorporated is the parent company for these tenants. Saks Incorporated guaranteed the Parisian lease.

(2)  Expired in 2000.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

     Comparable sales for in-line tenants from 2001 through 2003 were $285 psf, $292 psf, and $301 psf, respectively. Average occupancy cost, based on underwritten rent and recoveries, is approximately 12.9% for such in-line space (based on tenants that have reported a full year of sales through 12/31/03).

     The Mall at Barnes Crossing is a one-level enclosed mall located at the southwest corner of US Highway 45 and Barnes Crossing Road in northern Tupelo. The Barnes Crossing Property's in-line tenants include Gap/Gap Kids, Abercrombie & Fitch, Ann Taylor Loft, American Eagle Outfitters, and Victoria's Secret. The Barnes Crossing Property has a food court with tenants such as Sweet Peppers, Chick-Fil-A, Sbarro, Steak Escape, and Magic Wok. The Mall at Barnes Crossing is the only regional mall within approximately 100 miles of Tupelo, Mississippi and draws customers from a 60 mile trade radius. The mall includes freestanding retail tenants which are not owned but contribute to expense recoveries, including Pier 1 Imports, Applebee's and Bancorpsouth. Immediately to the north and west of the Barnes Crossing Property are additional retail developments with tenants such as Super Wal-Mart, Sam's Club, Home Depot, Lowe's, TJ Maxx, Old Navy, Office Max, Circuit City, Hobby Lobby, and Toys R Us. The population of the trade area in 2003 was 610,223.

     The following table presents certain information relating to the major mall shop tenants at the Barnes Crossing Property:

----------------------------------------------------------------------------------------------------------------------------

                                                                          % OF TOTAL    ANNUALIZED
                                                           ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                  TENANT                  UNDERWRITTEN   UNDERWRITTEN   BASE RENT
          TENANT NAME               NRSF      % OF NRSF   BASE RENT ($)   BASE RENT     ($ PER SF)       LEASE EXPIRATION
Movies 8 (Cinemark)               24,548         4.2%        270,028         4.2%          11.00            8/31/2010
Limited Too and Express           11,268         1.9%        259,164         4.0%          23.00       1/31/2010 and MTM(1)
Lerner Stores, Inc.                8,267         1.4%        188,074         2.9%          22.75            1/31/2008
Shoe Department                    8,995         1.5%        179,900         2.8%          20.00            9/30/2004
GAP and Gap Kids                   9,855         1.7%        153,570         2.4%          15.58            4/30/2005
Footaction USA Inc                 4,278         0.7%        145,452         2.3%          34.00            12/31/2008
TOTAL LARGEST TENANTS             67,211        11.5%      1,196,188        18.7%          17.80
Remaining Tenants                 491,044       84.1%     $5,203,851        81.3%          10.60
Vacant Space                      25,632         4.4%
TOTAL ALL TENANTS                 583,887      100.0%      6,400,039       100.0%          10.96
-----------------------------------------------------------------------------------------------------------------------

(1) Limited Too occupies 4,084 sf under a lease expiring in 2010; Express occupies 7,184 sf under a month-to-month lease.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT BARNES CROSSING
--------------------------------------------------------------------------------


     The following table presents certain information relating to the lease rollover schedule at the Barnes Crossing Property:

                          LEASE EXPIRATION SCHEDULE(1)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL       ANNUALIZED
                                                                               ANNUALIZED        ANNUALIZED      UNDERWRITTEN
                               EXPIRING       % OF         CUMULATIVE         UNDERWRITTEN      UNDERWRITTEN      BASE RENT
  YEAR ENDING DECEMBER 31,       NRSF      TOTAL NRSF     OF TOTAL NRSF       BASE RENT($)        BASE RENT       ($ PER SF)
--------------------------------------------------------------------------------------------------------------------------------
2004                            25,550         4.4%           4.4%              611,597             9.6%            23.94
2005                            29,267         5.0%           9.4%              561,260             8.8%            19.18
2006                            10,108         1.7%          11.1%              206,523             3.2%            20.43
2007                            24,479         4.2%          15.3%              497,183             7.8%            20.31
2008                            20,145         3.5%          18.8%              492,177             7.7%            24.43
2009                            17,965         3.1%          21.8%              523,918             8.2%            29.16
2010                           231,146        39.6%          61.4%            2,001,075            31.3%             8.66
2011                            91,447        15.7%          77.1%              608,395             9.5%             6.65
2012                            13,931         2.4%          79.5%              230,620             3.6%            16.55
2013                             2,839         0.5%          80.0%               64,587             1.0%            22.75
2014 Thereafter                 91,378        15.6%          95.6%              602,704             9.4%             1.23
Vacant                          25,632         4.4%         100.0%
                              --------------------------------------------------------------------------------------------------
TOTAL                          583,887       100.0%                           6,400,039           100.0%           $10.96
--------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.

     o THE BORROWER. The borrower is TUP 130, LLC, a single asset bankruptcy-remote single member limited liability company with an independent director, sponsored by a joint venture between affiliates (and their affiliated family members and trusts) of David Hocker & Associates, Inc. ("DHA") and R.F. Coffin Enterprises, Inc. The borrower's sole member is TUP 130 Company, LP. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Barnes Crossing Loan. There is no guarantor of the non-recourse carve-outs under the Barnes Crossing Loan.

     o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of replacement reserves. In addition, the loan documents call for an initial deposit of $600,000 into a reserve for tenant improvement and leasing commissions and monthly deposits of $36,896, if and while any Anchor Condition, as defined below, exists. If at any time the balance decreases to less than $600,000, the borrower must replenish it via re-institution of monthly deposits of $36,896 ($442,751 per year). Any payments received for lease terminations and liquidations of security deposits from defaulted tenants are also required to be deposited in the leasing reserve. The borrower funded an initial deferred maintenance reserve of $1,500,000 for replacement of the roof. The borrower is required to establish a capital expenditure reserve to be funded with monthly deposits of $9,838.92 ($118,067 per year). An "ANCHOR CONDITION" (A) exists if, with respect to an anchor tenant at the mortgaged property, (i) such anchor tenant's lease is terminated,
          (ii) it files bankruptcy, (iii) it ceases operations at the premises,
          (iv) it is in material monetary default or (v) it fails to renew its lease at least twelve months prior to its lease expiration, and (B) will end if and when any condition listed above is remedied or when the borrower provides an acceptable replacement anchor tenant. If and while an Anchor Condition exists with respect to two anchor tenants, excess cash flow after debt service, required reserve deposits and operating expenses (if not then swept as additional loan collateral due to a CRC Event (as defined below) will be deposited into the leasing reserve.

     o LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the hard lock box or deposit account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day after receipt. The loan documents require that funds in the deposit account be used to pay debt service, reserves and, if a CRC Event occurs or if an Anchor Condition exists with respect to two or more anchor tenants, approved operating expenses. Any funds remaining in the lock box after application of the amounts specified above, will be returned to the borrower within one business day of the payment date under the Barnes Crossing Loan. A "CRC EVENT" means (i) the occurrence and continuation of an Event of Default (as


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS GREENWICH CAPITAL LOGO]                               [GOLDMAN SACHS LOGO]

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--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - MALL AT BARNES CROSSING
--------------------------------------------------------------------------------

          defined in the loan documents), until such time that the Event of Default is cured, or (ii) the DSCR measured as of the end of any calendar quarter (based on actual annual net cash flow for the 12-month period ending at the end of such quarter) is not at least 1.05x, until such time that the DSCR is at least 1.05x measured at the end of any calendar quarter.

     o PROPERTY MANAGEMENT. The Barnes Crossing Property is managed by DHA (the "BARNES CROSSING MANAGER") and R.F. Coffin Enterprises, Inc. (the "BARNES CROSSING ADDITIONAL MANAGER"). The Barnes Crossing Manager and the Barnes Crossing Additional Manager are responsible for the operation, management, maintenance, promotion and marketing of the Barnes Crossing Property, with the Barnes Crossing Additional Manager assisting the Barnes Crossing Manger to the extent such assistance is reasonably required by the borrower. DHA, a retail real estate development and management company, headquartered in Owensboro, Kentucky, was founded in 1964. It opened its first shopping center, Wesleyan Park Plaza, in Owensboro, Kentucky. Since its inception, DHA has developed 40 shopping centers containing over 14 million square feet of retail space in 13 southeastern states, valued at $800,000,000. Currently, DHA's existing portfolio consists of eight retail developments containing 4.3 million square feet in four states. DHA provides real estate services including: retail property development and leasing; acquisition and finance; property management and operations; and design and construction. The lender may replace the Barnes Crossing Manager or the Barnes Crossing Additional Manager
          (i) upon a CRC Event, or (ii) upon the gross negligence, malfeasance or willful misconduct of the Barnes Crossing Manager or the Barnes Crossing Additional Manager.

     o RELEASE OF COLLATERAL. The loan documents permit the borrower to obtain a release of the Parisian parcel from the lien of the mortgage upon the substitution of $3,500,000 in eligible defeasance collateral and subject to the satisfaction of certain conditions set forth in the loan documents, in connection with repositioning of the Parisian premises with a replacement anchor, a combination of junior anchors, or one or more junior anchors and additional in-line space. Additionally, the borrower has an option to purchase the McRae's parcel (not collateral for the Barnes Crossing Loan) under certain circumstances, in the event McRae's discontinues a retail department store business at the parcel after its operating covenant terminates in August 2006. If the borrower purchases the McRae's parcel, this parcel would become additional collateral for the Barnes Crossing Loan; provided however, that in the event the borrower were to sell this parcel to an affiliate of the borrower, a substitute anchor, or a third party that would lease space to a substitute anchor, the borrower will be permitted to release this pad from the lien of the mortgage without payment of any release price.

     o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

     o TERRORISM INSURANCE. The Barnes Crossing Property is insured against acts of terrorism as part of its all-risk property insurance. The loan documents require the borrower to maintain property insurance over the term of the Barnes Crossing Loan. On future annual renewals, terrorism insurance must be maintained, subject to a premium limit equal to the greater of (i) 50% of the total property insurance premium without terrorism coverage or (ii) 200% of the premium for such terrorism coverage at loan closing, subject to certain adjustments set forth in the loan documents. See "Risk Factors--Property Insurance" in the prospectus supplement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Banc of America Securities LLC, Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

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